EXHIBIT 4.7

                              AMENDED RIGHTS AGREEMENT

      This Amended Rights Agreement(this "Agreement"),is dated as of February __,

2008  between  CompuMed,  Inc., a Delaware   corporation   (the "COMPANY"),  and

Computershare  (the  "RIGHTS AGENT"). Capitalized terms included in this

Agreement  shall  have  the  meaning  set  forth  herein.

                              W  I  T  N  E  S  S  E  T  H:

     WHEREAS,  on  October  28,  2005, the Board of Directors of the Company (i)

authorized  the  issuance  and  declared a dividend of one right (a "Right") for each  share  of the Common Stock, par value $0.01 per share ("Common Stock"), of the  Company  outstanding  as  of  the  close of business on August 1, 2005 (the

"RECORD  DATE"), each Right representing the right to purchase, on the terms and conditions  contained herein, one share (subject to adjustment) of Common Stock,

of  the  Company, and (ii) further authorized the issuance of one Right (subject to  adjustment)  with  respect  to  each share of Common Stock that shall become outstanding (whether originally issued or delivered from the Company's treasury)

between  the Record Date and the Distribution Date (as defined below); PROVIDED,

HOWEVER,  that  Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration

Date  in  accordance  with  Section  22; and

WHEREAS, on March 27, 2007, the Board of Directors of the Company authorized that  the  Rights  Agreement dated  October 28, 2005 be  amended to increase the beneficial ownership percentage of an “Acquiring Person” as defined below; and

WHEREAS,  on  February 15, 2008,  the Board  of  Directors  of  the  Company

authorized  that the  Amended Rights Agreement  dated  March 27, 2007 be further amended to include Boston Avenue Capital, LLP and  its  Affiliates as an “Exempt

Person” defined below.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements set  forth  herein,  the  parties  agree  as  follows:

SECTION  1.  CERTAIN  DEFINITIONS.

      For  purposes  of  this  Agreement,  the  following  terms  shall have the meanings  indicated:

      (a)  "ACQUIRING  PERSON"  shall  mean any Person who or which shall be the

Beneficial  Owner of 35% or more of the shares of Common Stock then outstanding,

but  shall  not  include  an  Exempt  Person;  PROVIDED,  HOWEVER,  that

            (i)  if  the  Board  of  Directors of the Company determines in good faith  that  a  Person  who would otherwise be an "Acquiring Person" became such inadvertently  (including,  without  limitation,  because:

                  (A)  such  Person  was  unaware  that  it beneficially owned a percentage  of  Common  Stock  that  would  otherwise cause such Person to be an

"Acquiring  Person;"  or

                  (B)  such  Person  was  aware  of the extent of its Beneficial

Ownership  of  Common  Stock  but had no actual knowledge of the consequences of such  Beneficial  Ownership  under  this Agreement) and without any intention of changing  or  influencing control of the Company, and if such Person as promptly as  practicable  divested  or  divests  itself  of  Beneficial  Ownership  of  a sufficient  number of shares of Common Stock so that such Person would no longer be  an "Acquiring Person," then such Person shall not be deemed to be or to have become  an  "Acquiring  Person"  for  any  purposes  of  this  Agreement;

     (ii)  if,  as of the date hereof, any Person is the Beneficial Owner of 35%

or  more  of the shares of Common Stock outstanding, such Person shall not be or become  an  "Acquiring  Person"  unless and until such time as such Person shall become  the  Beneficial  Owner  of additional shares of Common Stock (other than pursuant  to  a  dividend  or  distribution  paid  or made by the Company on the outstanding  Common  Stock  in  shares of Common Stock or pursuant to a split or subdivision  of  the  outstanding  Common  Stock),  unless,  upon  becoming  the

Beneficial  Owner  of such additional shares of Common Stock, such Person is not then  the  Beneficial  Owner  of  35% or more of the shares of Common Stock then outstanding;  and

     (iii)  no  Person  shall  become  an "Acquiring Person" as the result of an acquisition  of  shares  of  Common  Stock by the Company which, by reducing the number  of  shares  outstanding  increases the proportionate number of shares of

Common  Stock  beneficially owned by such Person to 35% or more of the shares of

Common  Stock then outstanding, PROVIDED, HOWEVER, that if a Person shall become the  Beneficial  Owner  of  35%  or  more  of  the  shares  of Common Stock then outstanding  by  reason  of  such  share  acquisitions  by the Company and shall thereafter  become the Beneficial Owner of any additional shares of Common Stock

(other  than  pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in shares of Common Stock or pursuant to a split or  subdivision  of  the  outstanding  Common  Stock), then such Person shall be deemed  to be an "Acquiring Person" unless upon becoming the Beneficial Owner of such additional shares of Common Stock such Person does not beneficially own 35%

or more of the shares of Common Stock then outstanding. For all purposes of this

Agreement,  any  calculation of the number of shares of Common Stock outstanding at  any  particular  time,  including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the

Beneficial  Owner,  shall  be  made in accordance with the last sentence of Rule

13d-3(d)(1)(i)  of  the General Rules and Regulations under the Exchange Act, as in  effect  on  the  date  hereof.

      (b)  "ADJUSTMENT  SHARES"  shall  have  the  meaning  set forth in Section

11(a)(ii)  hereof.

      (c)  "AFFILIATE"  and  "ASSOCIATE"  shall  have  the  respective  meanings ascribed  to such terms in Rule 12b-2 of the General Rules and Regulations under the  Exchange  Act  as  in  effect  on  the  date  of  this  Agreement.

      (d)  A  Person  shall  be  deemed  the "BENEFICIAL OWNER" of, and shall be deemed  to  "BENEFICIALLY  OWN,"  any  shares  of  Common  Stock:

            (i)  that  such  Person  or  any  of  such  Person's  Affiliates  or

Associates  beneficially  owns,  directly  or  indirectly  (as  determined pursuant  to  Rule 13d-3 of the General Rules and Regulations under the Exchange

Act,  as  in  effect  on  the  date  of  this  Agreement);

            (ii)  that  such  Person  or  any  of  such  Person's  Affiliates or  Associates  has

                  (A)  the  right  to acquire (whether such right is exercisable immediately  or  only  after  the  passage  of  time) pursuant to any agreement,

arrangement or understanding, whether or not in writing, or upon the exercise of conversion  rights,  exchange rights, rights, warrants or options, or otherwise;

PROVIDED,  HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of,

or  to  "beneficially  own,"

                  (x) securities tendered pursuant to a tender or exchange offer made  by such Person or any of such Person's Affiliates or Associates until such tendered  securities  are  accepted  for  purchase  or  exchange,

                  (y)  securities that such Person has a right to acquire on the exercise  of  Rights  at any time prior to the occurrence of a Section 11(a)(ii)

Event,  or

                  (z) securities issuable upon exercise of Rights from and after the  occurrence  of  a  Section 11(a)(ii) Event if such Rights  were acquired by such  Person  or  any  of  such  Person's  Affiliates or Associates prior to the

Distribution  Date  or  pursuant  to  Section  22  hereof ("ORIGINAL RIGHTS") or pursuant  to Section 11(i) or Section 11(o) hereof with respect to an adjustment to  Original  Rights;  or

                  (B)  the  right to vote pursuant to any agreement, arrangement or  understanding  (whether or not in writing); PROVIDED, HOWEVER, that a Person shall  not  be  deemed  the  "Beneficial Owner" of, or to beneficially own," any security  if  the agreement, arrangement or understanding to vote such  security arises  solely from a  revocable proxy or consent given in response to a  public proxy  or  consent  solicitation  made  pursuant to, and in accordance  with,the applicable  General  Rules  and  Regulations  under  the  Exchange  Act;  or

            (iii)  that  are  beneficially  owned,  directly  or  indirectly (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the

Exchange  Act,  as in effect on the date of this Agreement), by any other Person with  which such Person or any of such Person's Affiliates or Associates has any agreement,  arrangement  or  understanding,  whether  or not in writing, for the purpose  of  acquiring,  holding,  voting  (except as described in clause (B) of subparagraph  (ii)  of this paragraph (d)) or disposing of any securities of the

Company.

      Notwithstanding  anything  in  this  paragraph  (d)  to  the  contrary,

                  (A)  a  Person  engaged  in  the  business  of  underwriting securities  shall  not  be deemed the "Beneficial Owner" of, or to "beneficially own,"  any  securities  acquired in good faith in a firm commitment underwriting until  the  expiration  of  40  days  after  the  date  of such acquisition, and

                  (B)  no  Person  who is an officer, director or employee of an

Exempt  Person  shall  be  deemed,  solely  by reason of such Person's status or authority  as  such,  to  be  the  "Beneficial  Owner"  of,  to have "Beneficial

Ownership"  of  or  to  "beneficially own" any securities that are "beneficially owned"  (as  defined  in this Section 1(d)), including, without limitation, in a fiduciary  capacity,  by an Exempt Person or by any other such officer, director or  employee  of  an  Exempt  Person.

      (e)  "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company or  any  duly  authorized  committee  thereof.

      (f)  "BUSINESS DAY" shall mean any day other than a Saturday, Sunday, or a day  on  which banking institutions in the State of California are authorized or obligated  by  law  or  executive  order  to  close.

      (g)  "CLOSE  OF  BUSINESS"  on  any  given  date shall mean 5:00 p.m., Los

Angeles,  California time, on such date; PROVIDED, HOWEVER, that if such date is not a Business Day it shall mean 5:00 p.m., Los Angeles, California time, on the next  succeeding  Business  Day.

      (h)  "COMMON STOCK" when used with reference to the Company shall mean the

Common Stock (currently par value $.01 per share) of the Company. "COMMON STOCK"

when  used  with  reference  to any Person other than the Company which shall be organized  in  corporate  form  shall  mean  the  capital  stock or other equity security with the greatest per share voting power of such Person. "COMMON STOCK"

when used with reference to any Person other than the Company which shall not be organized  in  corporate form shall mean units of beneficial interest that shall represent the right to participate in profits, losses, deductions and credits of such Person and that shall be entitled to exercise the greatest voting power per unit  of  such  Person.

      (i) "COMMON STOCK EQUIVALENTS" shall have the meaning set forth in Section

11(a)(iii)  hereof.

      (j)  "CURRENT  MARKET  PRICE"  shall have the meaning set forth in Section

11(d)  hereof.

      (k) "CURRENT VALUE" shall have the meaning set forth in Section 11(a)(iii)

hereof.

      (l)  "DISTRIBUTION  DATE" shall have the meaning set forth in Section 3(a)

hereof.

      (m)  "EXCHANGE  ACT"  shall  mean  the Securities Exchange Act of 1934, as amended.

      (n)  "EXCHANGE  RATIO"  shall  have the meaning set forth in Section 24(a)

hereof.

      (o) "EXEMPT PERSON" shall mean Boston Avenue Capital, LLC and its
Affiliates, the Company, any Subsidiary of the Company, any  employee  benefit plan  or  employee  stock  plan of the Company or of any Subsidiary  of  the
Company,  or  any  person or entity organized, appointed or established  for or pursuant to the terms of any such plan or for the purpose of funding  any  such plan or funding other employee benefits for employees of the Company  or  of any  Subsidiary  of  the  Company.

      (p)  "EXPIRATION  DATE"  shall  have the meaning set forth in Section 7(a)

hereof.

      (q)  "FINAL  EXPIRATION  DATE" shall have the meaning set forth in Section

7(a)  hereof.

      (r)  "INVALIDATION  TIME"  shall  have  the  meaning  set forth in Section

11(a)(ii)  hereof.

      (s)  "NASDAQ"  shall  mean the National Association of Securities Dealers,

Inc.  Automated  Quotations  System.

      (t) "ORIGINAL RIGHTS" shall have the meaning set forth in Section 1(d)(ii)

hereof.

      (u)  "PERSON" shall mean any individual, firm, corporation, partnership or other  entity.

      (v)  "PRINCIPAL  PARTY"  shall have the meaning set forth in Section 13(b)

hereof.

      (w) "PURCHASE PRICE" shall have the meaning set forth in Section 4 hereof.

      (x)  "RECORD  DATE,"  with  respect  to the initial issuance of the Rights shall  be  August  1,  2005.

      (y)  "REDEMPTION  PRICE"  shall  have  the  meaning  set  forth in Section

23(a)(ii)  hereof.

      (z)  "RIGHT  CERTIFICATE" shall have the meaning set forth in Section 3(a)

hereof.

      (aa)  "SECTION  11(A)(II)  EVENT"  shall  mean  any  instance in which any

Person,  alone  or  together with its Affiliates and Associates, shall become an

Acquiring  Person.

      (ab)  "SECTION 11(A)(II) TRIGGER DATE" shall have the meaning set forth in

Section  11(a)(iii)  hereof.

      (ac) "SECTION 13 EVENT" shall mean any event described in clause (i), (ii)

or  (iii)  of  Section  13(a)  hereof.

      (ad)  "SECURITIES  ACT" shall mean the Securities Act of 1933, as amended.

      (ae)  "SPREAD"  shall  have  the  meaning  set forth in Section 11(a)(iii)

hereof.

      (af)  "STOCK  ACQUISITION  DATE"  shall  mean  the  first  date  of public announcement  (which  for  purposes  of  this  definition shall include, without limitation,  a  report  filed pursuant to the Exchange Act) by the Company or an

Acquiring  Person  that an Acquiring Person has become such or such earlier date as  a  majority of the Board of Directors shall become aware of the existence of an  Acquiring  Person.

      (ag)  "SUBSTITUTION  PERIOD"  shall  have the meaning set forth in Section

11(a)(iii)  hereof.

      (ah)  "SUBSIDIARY"  of a Person shall mean any corporation or other entity which  securities  or  other  ownership  interests  having ordinary voting power sufficient  to  elect  a  majority  of  the  board of directors or other persons performing  similar functions are beneficially owned, directly or indirectly, by such  Person and any corporation or other entity that is otherwise controlled by such  Person.

      (ai)  "SUMMARY OF RIGHTS" shall have the meaning set forth in Section 3(b)

hereof.

      (aj)  "TRADING  DAY"  shall have the meaning set forth in Section 11(d)(i)

hereof.

      (ak)  "TRIGGERING EVENT" shall mean any Section 11(a)(ii) Event or Section

13  Event.

SECTION  2.  APPOINTMENT  OF  RIGHTS  AGENT.

      The  Company  hereby  appoints  the  Rights  Agent to act as agent for the

Company in accordance with the terms and conditions hereof, and the Rights Agent hereby  accepts such appointment. The Company may from time to time appoint such co-Rights  Agent  as  it may deem necessary or desirable. The Rights Agent shall have  no  duty  to  supervise,  and shall in no event be liable for, the acts or omissions  of any such co-Rights Agent. In the event the Company appoints one or more  co-Rights  Agents,  the  respective  duties  of  the  Rights Agent and any co-Rights  Agent  will  be  as  the  Company  may  determine.

SECTION  3.  ISSUANCE  OF  RIGHT  CERTIFICATES.

      (a) Until the Close of Business on the day (the "DISTRIBUTION DATE") which is  the  EARLIER  OF

            (i)  the  tenth  day  after  the  Stock  Acquisition  Date  or

            (ii)  the tenth Business Day (or such later day as may be determined by action of the Board of Directors taken prior to the Close of Business on such tenth  Business  Day  and  prior to such time as any Person becomes an Acquiring

Person)  following  the commencement by any Person (other than an Exempt Person)

of,  or the first public announcement of the intent of any Person (other than an

Exempt  Person)  to  commence,  a  tender  or exchange offer upon the successful consummation  of  which such Person would be the Beneficial Owner of 35% or more of  the outstanding Common Stock(irrespective of whether any shares are actually purchased  pursuant  to  any  such  offer),

                  (x) the Rights will be evidenced (subject to the provisions of

Section  3(c) hereof) by the certificates for the Common Stock registered in the names  of  the  holders of the Common Stock and not separate Right Certificates,

and

                  (y)  each  Right  will be transferable only in connection with the  transfer  of  a  share  (subject  to adjustment as hereinafter provided) of

Common Stock; PROVIDED, HOWEVER, that if the Distribution Date would be prior to the  Record  Date,  the Record Date shall be the Distribution Date; and PROVIDED

FURTHER,  that  if  a  tender offer or exchange offer referred to in clause (ii)

above  is canceled or withdrawn prior to the Distribution Date, such offer shall be  deemed,  for  purposes  of  this  Agreement,  never  to  have  been  made.

      As  soon as practicable after the Distribution Date, the Rights Agent will mail,  by first-class, postage-prepaid mail, to each record holder of the Common

Stock  as  of  the  Close  of Business on the Distribution Date, as shown by the records  of  the Company, at the address of such holder shown on such records, a

Right  Certificate  in  substantially  the  form  of  EXHIBIT  A  hereto ("RIGHT

CERTIFICATE"),  evidencing  one  Right  for  each share of Common Stock so held,

subject to adjustment as provided herein. In the event that an adjustment in the number  of  Rights  per  share of Common Stock has been made pursuant to Section

11(i)  or  Section  11(o)  hereof,  at  the  time  of  distribution of the Right

Certificates,  the  Company  shall  make  the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Right Certificates representing  only  whole  numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will  be  evidenced  solely  by  such  Right  Certificates.

      (b)  On  the Record Date or as soon as practicable thereafter, the Company will  send a copy of a Summary of Rights to Purchase Common Stock, substantially in  the form attached hereto as EXHIBIT B ("SUMMARY OF Rights"), by first-class,

postage-prepaid  mail,  to each record holder of Common Stock as of the Close of

Business  on  the Record Date at the address of such holder shown on the records of  the  Company.

      (c)  With  respect  to certificates for Common Stock outstanding as of the

Record  Date, until the Distribution Date (or, if earlier, the Expiration Date),

the Rights will be evidenced by such certificates for Common Stock registered in the  names of the holders thereof together with a copy of the Summary of Rights.

Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Common Stock outstanding on the Record Date,

with  or  without  a  copy  of  the  Summary  of  Rights,  shall (subject to the provisions of Section 11(a)(ii) and the other provisions hereof) also constitute the  surrender  for  transfer  of  the  Rights  associated with the Common Stock represented  thereby.

      (d)  Subject  to  the  provisions  of  Section  11(a)(ii)  and  the  other provisions  hereof,  Rights  shall  be issued in respect of all shares of Common

Stock  that become outstanding after the Record Date but prior to the earlier of the  Distribution  Date  or  the  Expiration  Date and, in certain circumstances provided  for in Section 22 hereof, may be issued in respect of shares of Common

Stock  that  become outstanding after the Distribution Date. Certificates issued for Common Stock (including without limitation certificates issued upon original issuance,  disposition  from  the  Company's treasury or transfer or exchange of

Common Stock) after the Record Date but prior to the earlier of the Distribution

Date or the Expiration Date (or, in certain circumstances as provided in Section

22  hereof,  after  the  Distribution Date) shall have impressed on, printed on,

written  on  or  otherwise  affixed  to  them  the  following  legend:

This certificate also evidences and entitles the holder hereof to certain Rights as  set  forth  in  a  Rights  Agreement  between  CompuMed, Inc. and U.S. Stock

Transfer  Corporation,  as  Rights  Agent,  dated  as of October 28, 2005 and as amended from time to time (the "AGREEMENT"), the terms of which are incorporated herein  by  reference  and a copy of which is on file at the principal executive office  of  CompuMed,  Inc.  Under  certain  circumstances,  as set forth in the

Agreement,  such  Rights  will be evidenced by separate certificates and will no longer be evidenced by this certificate.  CompuMed, Inc. will mail to the holder of  this  certificate  a  copy  of  the  Agreement without charge promptly after receipt  by  it of a written request therefore. Rights issued to or beneficially owned  by  a  Person  who  is  or becomes an Acquiring Person or an Affiliate or

Associate  of such Acquiring Person (as such terms are defined in the Agreement)

or,  under  certain  circumstances,  transferees  thereof,  will  become void as provided  in  Section  11(a)(ii)  of  the  Agreement  and  thereafter may not be transferred  to  any  Person.

      With  respect  to  such  certificates containing the foregoing legend, the

Rights  associated with the Common Stock represented by such certificates shall,

until  the  Distribution  Date, be evidenced by such certificates alone, and the surrender  for transfer of any such certificate shall (subject to the provisions of  Section  11(a)(ii)  and  the  other  provisions  hereof)  also institute the surrender  for  transfer  of  the  Rights  associated  with  the  Common  Stock represented  thereby.

      Notwithstanding  this  paragraph  (d),  the omission of a legend shall not affect  the  enforceability  of  any part of this Agreement or the rights of any holder  of  the  Rights.

SECTION  4.  FORM  OF  RIGHT  CERTIFICATES.

      The  Right Certificates (including the forms of assignment and election to purchase to be printed on the reverse thereof), when, as and if issued, shall be substantially  in the form set forth in EXHIBIT A hereto and may have such marks of  identification  or  designation  and such legends, summaries or endorsements printed  thereon as the Company may deem appropriate and as are not inconsistent with  the provisions of this Agreement, or as may be required to comply with any law  or  with  any  rule or regulation made pursuant thereto or with any rule or regulation  of  any  stock  exchange  or automated quotation system on which the

Rights  may  from time to time be listed, or to conform to usage. Subject to the provisions  of  Sections  11  and  22  hereof,  the Right Certificates, whenever issued, evidencing the Rights issued on the Record Date shall be dated as of the

Record  Date,  and  Right Certificates evidencing Rights issued after the Record

Date  shall  be  dated  as of the date of such issuance, and on their face Right

Certificates  shall  entitle the holders thereof to purchase one share of Common

Stock,  or other securities or property as provided herein, as the same may from time  to  time  be adjusted as provided herein, at the price per share set forth therein,  as  the same may from time to time be adjusted as provided herein (the

"PURCHASE  PRICE").

SECTION  5.  COUNTERSIGNATURE  AND  REGISTRATION.

      (a)  The  Right Certificates shall be executed on behalf of the Company by its  Chairman  of  the  Board,  President,  Chief  Executive Officer or any Vice

President,  either  manually or by facsimile signature, and have affixed thereto the  Company's  seal  or  a  facsimile  thereof  which  shall be attested by the

Secretary  or  an  Assistant  Secretary  of  the  Company, either manually or by facsimile  signature.  The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned.

In  case  any  officer  of  the  Company  who shall have signed any of the Right

Certificates  shall  cease  to  be  such  officer  of  the  Company  before countersignature  by  the Rights Agent and issuance and delivery by the Company,

such Right Certificates, nevertheless, may be countersigned by the Rights Agent,

issued  and  delivered  with  the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company;

and  any  Right Certificate may be signed on behalf of the Company by any Person who,  at  the actual date of the execution of such Right Certificate, shall be a proper  officer  of  the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

      (b)  Following  the Distribution Date, the Rights Agent will keep or cause to  be kept, at its principal office, books for registration and transfer of the

Right  Certificates  issued  hereunder.  Such  books  shall  show  the names and addresses  of  the  respective  holders of the Right Certificates, the number of

Rights  evidenced  on its face by each Right Certificate, the date of each Right

Certificate,  and  the  certificate  number  for  each  Right  Certificate.

SECTION  6.  TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHT CERTIFICATES;

MUTILATED,  DESTROYED,  LOST  OR  STOLEN  RIGHT  CERTIFICATES.

      (a)  Subject  to  the  provisions  of  Section  11(a)(ii)  and  the  other provisions  hereof,  at any time after the Close of Business on the Distribution

Date  and at or prior to the Close of Business on the Expiration Date, any Right

Certificate  or  Right  Certificates may be transferred or split up, combined or exchanged  for  another  Right  Certificate or Right Certificates, entitling the registered  holder  to  purchase  a like number of shares of Common Stock as the

Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer any Right Certificate shall surrender the Right Certificate at the principal office of the Rights Agent with the  form  of  assignment  on the reverse side thereof duly endorsed (or enclose with  such  Right  Certificate  a  written  instrument  of  transfer  in  form satisfactory  to  the  Company  and  the  Rights  Agent),  duly  executed by the registered  holder  thereof or his attorney duly authorized in writing, and with such  signature  duly  guaranteed.  Any  registered holder desiring to split up,

combine  or  exchange  any  Right Certificate shall make such request in writing delivered  to  the  Rights  Agent,  and shall surrender the Right Certificate or

Right Certificates to be split up, combined or exchanged at the principal office of  the  Rights  Agent. Thereupon the Rights Agent, subject to the provisions of

Section  11(a)(ii) and the other provisions hereof, shall countersign (by manual signature)  and  deliver  to  the Person entitled thereto a Right Certificate or

Right Certificates, as the case may be, as so requested. The Company may require payment  of a sum sufficient to cover any tax or governmental charge that may be imposed  in  connection  with any transfer, split up, combination or exchange of

Right  Certificates.

      (b)  Subject  to  the  provisions  of  Section  11(a)(ii)  and  the  other provisions  hereof, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security  reasonably  satisfactory  to  them,  and, if requested by the Company,

reimbursement  to the Company of all reasonable expenses incidental thereto, and upon  surrender to the Rights Agent and cancellation of the Right Certificate if mutilated,  the Company will execute and deliver a new Right Certificate of like tenor  to  the  Rights Agent for delivery to the registered owner in lieu of the

Right  Certificate  so  lost,  stolen,  destroyed  or  mutilated.

SECTION  7.  EXERCISE  OF  RIGHTS;  PURCHASE  PRICE;  EXPIRATION DATE OF RIGHTS.

      (a)  Except  as  otherwise  provided  herein,  the  Rights  shall  become exercisable  at  the  Close of Business on the Distribution Date, and thereafter may  be  exercised  in  whole or in part to purchase shares of Common Stock upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed (with such signature duly guaranteed), to the

Rights  Agent  at  its  principal office, together with payment of the aggregate

Purchase  Price  (subject to adjustment as hereinafter provided) with respect to the number of shares of Common Stock (except as otherwise provided herein) as to which such surrendered Rights are then being exercised, at or prior to the Close of  Business  on  the  date (the "EXPIRATION DATE") which is the earliest of (i)

October  28,  2009  (the  "FINAL  EXPIRATION  DATE"), (ii) the time at which the

Rights are redeemed as provided in Section 23 hereof, or (iii) the time at which the  Rights  are  exchanged  as  provided  in  Section  24  hereof.

      (b)  The  Purchase Price shall initially be $0.40 for each share of Common

Stock  issued  pursuant  to  the exercise of a Right. The Purchase Price and the number  of  shares  of  Common  Stock  or  other  securities to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in  Sections  11  and  13  hereof. The Purchase Price shall be payable in lawful money  of  the United States of America, in accordance with Section 7(c) hereof.

      (c)  Except  as  otherwise  provided  herein,  upon  receipt  of  a  Right

Certificate  representing  exercisable  Rights  with  the  form  of  election to purchase  duly  executed, accompanied by payment of the aggregate Purchase Price for  the number of shares of Common Stock to be purchased and an amount equal to any  applicable transfer tax, by cash, certified or official bank check or money order  payable to the order of the Company or the Rights Agent, the Rights Agent shall,  subject  to  Section  20(j) and Section 20(k) hereof, thereupon promptly

           (i)  requisition  from  any  transfer  agent  of  the  Common  Stock certificates for the number of shares of Common Stock so elected to be purchased

(and/or  requisition  from the depository agent depository receipts representing interests  in  such  number  of  fractional  shares of Common Stock as are to be purchased,  in which case certificates for the fractional shares of Common Stock so  represented  shall  be  deposited with the depository agent) and the Company will  comply and hereby authorizes and directs such transfer agent (and any such depository  agent)  to  comply  with  all  such  requests,

            (ii)  requisition  from the Company the amount of cash to be paid in lieu  of  issuance of fractional shares in accordance with Section 14(b) hereof,

and

            (iii)  promptly  after  receipt  of  such Common Stock certificates,

cause  the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such  holder,  or,  when  appropriate,  after  receipt  promptly  deliver  such depository  receipts  and  cash to or upon the order of the registered holder of such  Right  Certificate;  PROVIDED,  HOWEVER, that in the case of a purchase of securities,  other  than  Common  Stock,  pursuant  to  Section 11 or Section 13 hereof,  the  Rights  Agent  shall  promptly  take  the  appropriate  actions corresponding  to  the  foregoing  clauses  (i)  through  (iii).

      In  the  event  that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a)

thereof,  the  Company  will  make all arrangements necessary so that such other securities,  cash  and/or  other  property are available for distribution by the

Rights  Agent,  if  and  when  appropriate.

      (d)  Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby,

a  new  Right  Certificate  evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such

Right  Certificate  or to his duly authorized assigns, subject to the provisions of  Section  14  hereof.

      (e)  Notwithstanding  anything  in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect  to a registered holder upon the occurrence of any purported exercise as set  forth  in  this  Section  7  unless  such  registered  holder  shall  have

            (i)  completed  and  signed the certificate contained in the form of election  to  purchase  set  forth  on the reverse side of the Right Certificate surrendered  for  such  exercise  and

            (ii)  provided  such  additional  evidence  of  the  identity of the

Beneficial  Owner  (or  former  Beneficial  Owner)  or  Affiliates or Associates thereof  as  the  Company  shall  reasonably  request.

SECTION  8.  CANCELLATION  AND  DESTRUCTION  OF  RIGHT  CERTIFICATES.

      All  Right Certificates surrendered for the purpose of exercise, transfer,

split up, combination or exchange shall, if surrendered to the Company or to any of  its agents, be delivered to the Rights Agent for cancellation or in canceled form  or,  if  surrendered  to the Rights Agent, shall be canceled by it, and no

Right Certificates shall be issued in lieu thereof except as expressly permitted by  any  of  the  provisions of this Agreement. The Company shall deliver to the

Rights  Agent  for  cancellation  and  retirement, and the Rights Agent shall so cancel  and  retire,  any Right Certificate purchased or acquired by the Company otherwise  than  upon  the  exercise thereof. The Rights Agent shall deliver all canceled  Right  Certificates to the Company or shall, at the written request of the  Company,  destroy  such canceled Right Certificates, and in such case shall deliver  a  certificate  of  destruction  thereof  to  the  Company.

SECTION  9.  RESERVATION  AND  AVAILABILITY  OF  SHARES  OF  COMMON  STOCK.

      (a) The Company covenants and agrees that at all times it will cause to be reserved  and  kept  available,  out  of and to the extent of its authorized and unissued  shares  of  Common  Stock not reserved for another purpose held in its treasury,  the  number  of  shares  of  Common  Stock  that, as provided in this

Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise  in full of all outstanding Rights, provided that the Company shall not be  required  to  reserve  and  keep  available  shares of Common Stock or other securities  sufficient  to permit the exercise in full of all outstanding Rights pursuant  to  the adjustments set forth in Section 11(a)(ii), Section 11(a)(iii)

or  Section  13  hereof  unless  the  Rights become exercisable pursuant to such adjustments,  and then only to the extent the Rights become exercisable pursuant to  such  adjustments.

      (b)  So  long  as the shares of Common Stock issuable and deliverable upon the  exercise  of  Rights  may  be listed on any national securities exchange or automated  quotation  system, as the case may be, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares  reserved  for  such  issuance to be listed on such exchange or automated quotation system, as the case may be, upon official notice of issuance upon such exercise.

      (c) From and after such time as the Rights become exercisable, the Company shall  use  its  best  efforts  to,  if then necessary to permit the issuance of shares  of  Common  Stock upon the exercise of Rights, register the offering and issuance  of  and  qualify  such  shares  of  Common  Stock  (and, following the occurrence  of  a Triggering Event, shares of Common Stock and other securities)

under  the Securities Act and any applicable state securities or "blue sky" laws

(to  the  extent  exemptions  therefrom  are  not  available), cause the related registration  statement  and  qualifications  to  become  effective  as  soon as possible  after  such  filing  and  keep  such  registration  and qualifications effective  until  the  earlier  of the date as of which the Rights are no longer exercisable  for  such  securities  and  the  Expiration  Date.  The Company may temporarily  suspend,  for  a  period  of  time  not  to  exceed  90  days,  the exercisability  of  the  Rights  in  order  to  prepare  and file a registration statement  under  the  Securities  Act and permit it to become effective. In the event  of  any  such  suspension,  the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well  as  a  public  announcement at such time as the suspension is no longer in effect.  Notwithstanding  any  provision  of this Agreement to the contrary, the

Rights  shall  not  be  exercisable  in  any  jurisdiction  unless the requisite qualification  in  such  jurisdiction  shall  have  been  obtained  and  until a registration  statement  under  the Securities Act (if required) shall have been declared  effective.

      (d)  The Company covenants and agrees that it will take all such action as may  be  necessary  to  insure  that  all  shares of Common Stock delivered upon exercise  of  Rights shall, to the extent applicable, at the time of delivery of the  certificates  for  such  securities  (subject  to  payment of the aggregate

Purchase  Price  in  respect thereof), be duly and validly authorized and issued and  fully  paid and nonassessable securities in accordance with applicable law.

      (e) The Company further covenants and agrees that it will pay when due and payable  any  and  all  federal and state transfer taxes and charges that may be payable  in  respect of the issuance or delivery of the Right Certificates or of any  shares  of  Common Stock (or other securities, as the case may be) upon the exercise of Rights; PROVIDED, HOWEVER, that the Company shall not be required to pay  any transfer tax that may be payable in respect of any transfer or delivery of  Right  Certificates  to  a Person other than, or the issuance or delivery of certificates  for  Common  Stock  (or other securities, as the case may be) upon exercise  of  rights  in a name other than that of, the registered holder of the

Right  Certificate,  and the Company shall not be required to issue or deliver a

Right  Certificate  or certificate for Common Stock (or other securities, as the case  may  be)  to a Person other than such registered holder until any such tax shall  have  been  paid  (any such tax being payable by the holder of such Right

Certificate  at  the  time of surrender) or until it has been established to the

Company's  satisfaction  that  no  such  tax  is  due.

SECTION  10.  COMMON  STOCK  RECORD  DATE.

      Each  Person  in whose name any certificate for shares of Common Stock (or other  securities,  as  the  case  may be) is issued upon the exercise of Rights shall  for  all  purposes  be  deemed to have become the holder of record of the

Common  Stock  (or other securities, as the case may be) represented thereby on,

and  such  certificate shall be dated, the date upon which the Right Certificate evidencing  such  Rights  was  duly  surrendered  and  payment  of the aggregate

Purchase Price therefore (and any applicable transfer taxes) was made, PROVIDED,

HOWEVER, that if the date of such surrender and payment is a date upon which the

Common  Stock  transfer  books  of  the Company are closed, such Person shall be deemed  to have become the record holder of such shares on, and such certificate shall  be  dated,  the  next  succeeding  Business Day on which the Common Stock transfer  books  of  the  Company  are open. Prior to the exercise of the Rights evidenced  thereby,  the  holder of a Right Certificate shall not be entitled to any  rights  of  a  holder  of  Common  Stock  for  which  the  Rights  shall be exercisable,  including,  without  limitation,  the  right to vote or to receive dividends  or  other  distributions,  and  shall  not be entitled to receive any notice  of  any  proceedings  of  the  Company  except  as  provided  herein.

SECTION  11.  ADJUSTMENTS  TO  NUMBER  AND  KIND  OF SHARES, NUMBER OF RIGHTS OR

PURCHASE  PRICE.

      The  number  and  kind  of shares subject to purchase upon the exercise of each  Right, the number of Rights outstanding and the Purchase Price are subject to  adjustment  from  time  to  time  as  provided  in  this  Section  11.

      (a)  CHANGES  IN  COMPANY  CAPITALIZATION;  SUBSTITUTIONS.

            (i) In the event that the Company shall at any time after the Record

Date

                 (A)  declare  or  pay  any  dividend on Common Stock payable in shares  of  Common  Stock,

                  (B)  subdivide or split the outstanding shares of Common Stock into  a  greater  number  of  shares,

                  (C)  combine  or  consolidate the outstanding shares of Common

Stock  into  a  smaller  number  of  shares  or  effect  a  reverse split of the outstanding  shares  of  Common  Stock  or

                  (D)  issue  any  shares  of  its  capital  stock  in  a

reclassification  of  the  Common  Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or  surviving  corporation),except  as otherwise provided in this Section 11(a),

the  Purchase  Price  in effect immediately prior to the time of the record date for  such  dividend or of the effective date of such subdivision, combination or reclassification,  and  the number and kind of shares of Common Stock or capital stock, as the case may be, issuable upon exercise of a Right on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time  shall  be  entitled to receive, upon payment of an amount equal to (x) the

Purchase  Price in effect immediately prior to the record date or effective date of  such  dividend,  subdivision, combination or reclassification, multiplied by

(y)  the  number  of  shares of Common Stock, or shares of capital stock, as the case may be, as to which a Right was exercisable immediately prior to such date,

the aggregate number and kind of shares of Common Stock or capital stock, as the case  may  be, which, if such Right had been exercised immediately prior to such date,  the  holder thereof would have owned upon such exercise and been entitled to  receive,  or  would  be  deemed  to  have owned, by virtue of such dividend,

subdivision,  combination  or  reclassification.

            (ii)  Subject  to  Section  24  of  this Agreement, in the event any

Person  becomes  an  Acquiring  Person (the first occurrence of such event being referred  to  hereinafter  as  the  "SECTION  11(A)(II)  EVENT"),  then

                  (A)  the  Purchase  Price shall be adjusted to be the Purchase

Price  in  effect immediately prior to the Section 11(a)(ii) Event multiplied by the  number  of  shares  of  Common  Stock  for  which  a  Right was exercisable immediately prior to such Section 11(a)(ii) Event, whether or not such Right was then  exercisable,  and

                  (B)  each  holder  of a Right, except as otherwise provided in this  Section 11(a)(ii) and Section 11(a)(iii) hereof, shall thereafter have the right  to  receive  upon exercise thereof at a price equal to the Purchase Price

(as so adjusted), in accordance with the terms of this Agreement, such number of shares  of  Common  Stock  (the  "Adjustment  Shares") as shall equal the result obtained  by  dividing the Purchase Price (as so adjusted) by 50% of the current per share market price of the Common Stock (determined pursuant to Section 11(d)

hereof)  on  the  date  of  such  Section  11(a)(ii)  Event;

PROVIDED,  HOWEVER,  that  the Purchase Price (as so adjusted) and the number of

Adjustment  Shares  so  receivable upon exercise of a Right shall, following the

Section  11(a)(ii)  Event,  be  subject  to further adjustment as appropriate in accordance with Section 11(f) hereof. Notwithstanding anything in this Agreement to  the  contrary,  however,  from  and  after  the  Section  11(a)(ii)  Event

("INVALIDATION  TIME"),  any  Rights  that  are  beneficially  owned  by (x) any

Acquiring  Person  (or  Affiliate  or  Associate of any Acquiring Person), (y) a

transferee  of any Acquiring Person (or such Affiliate or Associate) who becomes a  transferee  after  the  Section  11(a)(ii)  Event  or (z) a transferee of any

Acquiring  Person  (or  any such Affiliate or Associate) who became a transferee prior to or concurrently with the Section 11(a)(ii) Event pursuant to either (I)

a  transfer  from the Acquiring Person to holders of its equity securities or to any  Person  with  whom  it  has  any  continuing  agreement,  arrangement  or understanding regarding the transferred Rights or (II) a transfer that the Board of Directors has determined is part of a plan, arrangement or understanding that has  the  purpose  or  effect  of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action and  any  holder  of such Rights shall thereafter have no rights whatsoever with respect  to such Rights under any provision of this Agreement. The Company shall use  all  reasonable  efforts  to  ensure  that  the  provisions of this Section

11(a)(ii)  are complied with, but shall have no liability to any holder of Right

Certificates  or  other  Person  as  a  result  of  its  failure  to  make  any determinations with respect to an Acquiring Person or its Affiliates, Associates or  transferees  hereunder. From and after the Section 11(a)(ii) Event, no Right

Certificate  shall  be  issued  pursuant  to  Section 3 or Section 6 hereof that represents  Rights  that  are  or have become void pursuant to the provisions of this  paragraph,  and  any  Right Certificate delivered to the Rights Agent that represents  Rights  that  are  or have become void pursuant to the provisions of this  paragraph  shall  be  canceled.  From and after the occurrence of an event specified  in  Section  13(a)  hereof, any Rights that theretofore have not been exercised  pursuant  to  this  Section 11(a)(ii) shall thereafter be exercisable only  in  accordance with Section 13 and not pursuant to this Section 11(a)(ii).

            (iii) The Company may at its option substitute for a share of Common

Stock  issuable  upon  the  exercise  of Rights in accordance with the foregoing subparagraph  (ii) a number of shares of other capital stock or fraction thereof such that the current per share market price of one share of other capital stock multiplied  by  such number or fraction is equal to the current per share market price  of  one  share of Common Stock. In the event that the number of shares of

Common  Stock that are authorized by the Company's Articles of Incorporation but not  outstanding  or reserved for issuance for purposes other than upon exercise of  the Rights is not sufficient to permit the exercise in full of the Rights in accordance  with  Section  11(a)(ii)  hereof  and  the  Rights  shall  become so exercisable,  the Board of Director shall, to the extent permitted by applicable law  and any material agreements then in effect to which the Company is a party,

                  (A)  determine  the  excess  of  (1)  the  value  of  the

                  Adjustment  Shares  issuable  upon  the  exercise  of

                  a  Right  (computed  using  the  Current  Market  Price

                  used  to  determine  the  number  of  Adjustment

                  Shares)  (the  "CURRENT  VALUE"),  over  (2)  the  then

                  current  Purchase  Price  times  the  number  of

                  shares  of  Common  Stock  for  which  a  Right  was

                  exercisable  immediately  prior  to  the  first

                  occurrence  of  a  Section  11(a)(ii)  Event  (such

                  excess,  the  "SPREAD")  and

                  (B)  with  respect  to  each  Right  (other  than

                  Rights  which  have  become  void  pursuant  to

                  Section  11(a)(ii)  hereof),  make  adequate

                  provision  to  substitute  for  any  or  all  such

                  Adjustment  Shares  (1)  cash,  (2)  shares  of  other

                  equity  securities  of  the  Company  (including,

                  without  limitation,  shares,  or  units  of  shares,

                  of  preferred  stock  which,  by  virtue  of  having

                  dividend,  voting  or  liquidation  rights

                  substantially  comparable  to  those  of  the  Common

                  Stock,  are  deemed  in  good  faith  by  the  Board  of

                  Directors  to  have  substantially  the  same  value

                  as  shares  of  Common  Stock  (such  shares  of  or

                  units  of  shares  of  preferred  stock  are  herein

                  called  "COMMON  STOCK  EQUIVALENTS")),  (3)  debt

                  securities  of  the  Company,  (4)  other  assets,

                  (5)  a  reduction  of  the  Purchase  Price,  or  (6)  any combination  of  the  foregoing,  having  a  value

                  which,  when  added  to  the  value  of  the  shares  of

                  Common  Stock  actually  issued  upon  exercise  of

                  such  Right,  shall  have  an  aggregate  value  equal

                  to  the  Current  Value,  where  such  aggregate  value

                  has  been  determined  in  good  faith  by  the  Board

                  of  Directors  based  upon  the  advice  of  a

                  nationally  recognized  independent  investment

                  banking  firm  selected  in  good  faith  by  the

                  Board  of  Directors;

PROVIDED, HOWEVER, that if the Company shall not have made adequate provision to deliver  value  pursuant  to  clause (B) above within 30 days following the date

(the  "SECTION  11(A)(II)  TRIGGER  DATE")  of the first occurrence of a Section

11(a)(ii)  Event,  then the Company shall be obligated to deliver, to the extent permitted  by applicable law and any material agreements then in effect to which the  Company  is a party, upon the surrender for exercise of a Right and without requiring  payment  of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and cash have an aggregate value equal to the Spread. If, upon the occurrence of a Section 11(a)(ii) Event,

the  number  of  shares  of Common Stock authorized by the Company's Articles of

Incorporation  but  not  outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit exercise in full of the  Rights  in  accordance  with  Section 11(a)(ii) hereof, and if the Board of

Directors  shall  determine  in  good  faith  that  it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in  full  of  the  Rights, then, if the Board of Directors so elects, the 30 day period  set  forth  above  may be extended to the extent necessary, but not more than 90 days after the Section 11(a)(ii) Trigger Date, in order that the Company may  seek  shareholder  approval for the authorization of such additional shares

(such  30  day period, as it may be extended, is herein called the "SUBSTITUTION

PERIOD").  To  the  extent  that the Company determines that some action must be taken  pursuant  to the first or second sentence of this Section 11(a)(iii), the

Company  (x)  shall  provide,  subject  to Section 11(a)(ii) hereof and the last sentence  of  this Section 11(a)(iii), that such action shall apply uniformly to all  outstanding  Rights  and  (y)  may suspend the exercisability of the Rights until  the  expiration  of  the  Substitution  Period  in  order  to  seek  any authorization  of  additional  shares  and/or  to decide the appropriate form of distribution  to  be  made  pursuant to such first sentence and to determine the value  thereof.  In  the event of any such suspension, the Company shall issue a public  announcement  stating  that  the  exercisability  of the Rights has been temporarily  suspended,  as  well  as  a public announcement at such time as the suspension  is no longer in effect. For purposes of this Section 11(a)(iii), the value  of  the  Common  Stock shall be the Current Market Price per share of the

Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value  of any Common Stock Equivalent shall be deemed to be equal to the Current

Market  Price per share of the Common Stock on such date. The Board of Directors may, but shall not be required to, establish procedures to allocate the right to receive  Common  Stock  upon  the exercise of the Rights among holders of Rights pursuant  to  this  Section  11(a)(iii).

      (b)  In  case  the  Company  shall  fix  a record date for the issuance of rights,  options  or  warrants  to all holders of Common Stock entitling them to subscribe  for  or purchase (for a period expiring within 45 calendar days after such  record  date)  shares  of  Common  Stock,  shares  having the same rights,

privileges  and  preferences  as  Common  Stock  ("EQUIVALENT  COMMON Stock") or

securities  convertible  into Common Stock or Equivalent Common Stock at a price per  share  of  Common  Stock or Equivalent Common Stock (or having a conversion price  per  share,  if  a  security  convertible into Common Stock or Equivalent

Common  Stock)  less  than the Current Market Price per share of Common Stock on such  record  date,  the  Purchase  Price to be in effect after such record date shall  be  determined  by  multiplying  the Purchase Price in effect immediately prior  to  such  record  date by a fraction, the numerator of which shall be the number  of  shares  of  Common  Stock  outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the total number  of shares of Common Stock and Equivalent Common Stock (and the aggregate initial  conversion  price  of  the  convertible  securities  so  to be offered,

including  the  price required to be paid to purchase such convertible security)

would  purchase at such Current Market Price, and the denominator of which shall be  the  number  of shares of Common Stock outstanding on such record date, plus the number of additional shares of Common Stock or Equivalent Common Stock to be offered  for  subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than  cash,  the  value  of such noncash consideration shall be as determined in good  faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent. Shares of Common Stock owned by or held for  the  account of the Company shall not be deemed outstanding for the purpose of  any  such  computation.  Such adjustment shall be made successively whenever such  a  record  date  is  fixed,  and  in  the event that such rights, options,

warrants  or  convertible securities are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date  had  not  been  fixed.

      (c)  In case the Company shall fix a record date for a distribution to all holders of Common Stock (including any such distribution made in connection with a  consolidation  or  merger in which the Company is the continuing or surviving corporation)  of evidences of indebtedness, cash (other than a regular quarterly cash  dividend  out of the earnings or retained earnings of the Company), assets

(other  than  a  dividend  payable  in  Common Stock, but including any dividend payable  in  stock  other  than Common Stock) or subscription rights or warrants

(excluding  those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase

Price  in  effect  immediately  prior  to  such  record  date by a fraction, the numerator  of  which shall be the Current Market Price per share of Common Stock on  such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a  statement  filed  with  the Rights Agent) of the portion of the cash, assets,

subscription  rights  or  warrants applicable to a share of Common Stock and the denominator  of  which  shall  be  such Current Market Price per share of Common

Stock.  Such  adjustments shall be made successively whenever such a record date is  fixed,  and in the event that such distribution is not so made, the Purchase

Price  shall  be adjusted to be the Purchase Price which would then be in effect if  such  record  date  had  not  been  fixed.

      (d) CURRENT MARKET PRICE. (i) For the purpose of any computation hereunder

(including  computations pursuant to Section 14 hereof), other than computations made pursuant to Section 11(a)(iii) hereof, the "CURRENT MARKET PRICE" per share of  Common  Stock  on  any  date  shall be deemed to be the average of the daily closing  prices  per  share  of  such  stock for the 30 consecutive Trading Days immediately prior to such date, and for purpose of computations made pursuant to

Section  11(a)(iii) hereof, the "CURRENT MARKET PRICE" per share of Common Stock on  any  date  shall be deemed to be the average of the daily closing prices per share  of  such  stock for the 10 consecutive Trading Days immediately following such  date;  PROVIDED,  however,  that in the event the Current Market Price per share  of  Common Stock is determined during a period following the announcement by  the  issuer  of such stock of (i) any dividend or distribution on such stock

(other  than  a  regular  quarterly  cash  dividend)  or  (ii)  any subdivision,

combination or reclassification of the stock, and prior to the expiration of the requisite  30  Trading  Day  or  10  Trading Day period, as set forth above, the ex-dividend  date  for  such  dividend or distribution, or the effective date of such  subdivision,  combination  or  reclassification, occurs, then, and in each such  case,  the  Current  Market  Price shall be properly adjusted to take into account  ex-dividend  trading.  The closing price for each day shall be the last sale price, or, in case no such sale takes place on such day, the average of the closing  bid  and  asked  prices,  in  either  case as reported in the principal consolidated  transaction  reporting system with respect to securities listed on the  principal  national securities exchange on which the shares of Common Stock are  listed  or  admitted  to  trading or, if the shares of Common Stock are not listed  or  admitted  to  trading  on any national securities exchange, the last quoted  sale  price  or,  if  not so quoted, the average of the high bid and low asked  prices  in the over-the-counter market, as reported by the Nasdaq or such other system as may then be in use, or, if on any such date the prices of shares of  Common  Stock  are not reported by any such organization, the average of the closing  bid and asked prices as furnished by a professional market maker making a  market  in such stock selected by the Board of Directors. If on any such date no  market  maker is making a market in the Common Stock, the fair value of such shares  on such date as determined in good faith by the Board of Directors shall be used. The term "TRADING DAY" shall mean a day on which the principal national securities  exchange  on which the shares of Common Stock are listed or admitted to  trading  is open for the transaction of business or, if the shares of Common

Stock are not listed or admitted to trading on any national securities exchange,

a  Business  Day.  If  the Common Stock is not publicly held or not so listed or traded,  "CURRENT MARKET PRICE" per share shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described  in  a  statement  filed  with  the  Rights  Agent.

       (e) Anything herein to the contrary notwithstanding, no adjustment in the

Purchase  Price  shall  be  required  unless  such  adjustment  would require an increase  or  decrease  of at least 1% in the Purchase Price; PROVIDED, HOWEVER,

that  any  adjustments which by reason of this Section 11(e) are not required to be  made  shall  be  carried  forward  and  taken into account in any subsequent adjustment.  All calculations under this Section 11 shall be made to the nearest cent  or  to  the  nearest  one-thousandth  of  a  share,  as  the  case may be.

Notwithstanding  the  first  sentence  of  this  Section  11(e),  any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years  after  the  date of the transaction that mandates such adjustment or (ii)

one  month  prior  to  the  Expiration  Date.

      (f)  If  as  a  result  of an adjustment made pursuant to Section 11(a) or

Section  13(a) hereof, the holder of any Right thereafter exercised shall become entitled  to  receive  any  shares  of  capital  stock  other than Common Stock,

thereafter  the  number  of such other shares so receivable upon exercise of any

Right and the Purchase Price thereof shall be subject to adjustment from time to time  in  a  manner  and  on  terms  as  nearly equivalent as practicable to the applicable  provisions  with  respect to the shares of Common Stock contained in

Sections 7, 9, 10, 11, 13 and 14 hereof, and such provisions shall apply on like terms  to  any  such  other  shares.

      (g)  All  Rights  originally  issued  by  the  Company  subsequent  to any adjustment  made  to  the  Purchase  Price hereunder shall evidence the right to purchase,  at  the adjusted Purchase Price, the number of shares of Common Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to  further  adjustments  as  provided  herein.

      (h)  Unless  the  Company shall have exercised its election as provided in

Section  11(i) hereof, upon each adjustment of the Purchase Price as a result of the  calculations  made  in Section 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right  to  purchase,  at  the  adjusted Purchase Price, that number of shares of

Common  Stock  obtained by (i) multiplying (x) the number of shares covered by a

Right  immediately  prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product  so  obtained  by  the  Purchase  Price in effect immediately after such adjustment  of  the  Purchase  Price.

      (i)  The  Company may elect, on or after the date of any adjustment of the

Purchase  Price,  to  adjust  the  number  of  Rights  in  substitution  for any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of

Rights shall be exercisable for the number of shares of Common Stock for which a

Right  was  exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment in the number of Rights shall become that number of  Rights  (calculated  to  whole number and eliminating any fractions thereof)

obtained  by  dividing  the  Purchase  Price  in  effect  immediately  prior  to adjustment  of  the  Purchase  Price by the Purchase Price in effect immediately after  adjustment  of  the  Purchase  Price.  The  Company  shall  make a public announcement  of  its  election  to  adjust the number of Rights, indicating the record  date  for  the  adjustment, and, if known at the time, the amount of the adjustment  to  be  made. This record date may be the date on which the Purchase

Price  is  adjusted  or  any day thereafter, but, if the Right Certificates have been  issued,  shall  be  at  least  10  days  later than the date of the public announcement.  If  Right  Certificates have been issued, upon each adjustment of the  number  of  Rights  pursuant  to  this Section 11(i), the Company shall, as promptly  as  practicable, cause to be distributed to holders of record of Right

Certificates  on  such  record  date  Right  Certificates evidencing, subject to

Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the

Right  Certificates  held  by  such holders prior to the date of adjustment, and upon  surrender  thereof,  if  required  by  the Company, new Right Certificates evidencing  all  the  Rights  to which such holders shall be entitled after such adjustment.  Right  Certificates  so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of  the  Company,  the  adjusted  Purchase Price) and shall be registered in the names  of  the  holders  of  record  of  Right  Certificates  on the record date specified  in  the  public  announcement.

      (j)  Irrespective of any adjustment or change in the Purchase Price or the number  of  shares of Common Stock issuable upon the exercise of the Rights, the

Right Certificates theretofore and thereafter issued may continue to express the

Purchase Price and the number of shares that were expressed in the initial Right

Certificates  issued  hereunder.

      (k)  Before  taking any action that would cause an adjustment reducing the

Purchase Price below the then par value, if any, of the fraction of Common Stock or  other shares of capital stock issuable upon exercise of a Right, the Company shall  take  any  corporate  action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable  shares  of  Common  Stock  or  other such shares at such adjusted

Purchase  Price.

      (l)  In any case in which this Section 11 shall require that an adjustment in  the  Purchase  Price  be  made effective as of a record date for a specified event,  the  Company  may  elect to defer until the occurrence of such event the issuance  to the holder of any Right exercised after such record date the shares of  Common  Stock and cash, other capital stock or securities of the Company, if any,  issuable  upon such exercise over and above the shares of Common Stock and cash,  other  capital  stock or securities of the Company, if any, issuable upon such  exercise  on  the  basis  of  the  Purchase  Price in effect prior to such adjustment; provided that the Company shall deliver to such holder a due bill or other  appropriate  instrument  evidencing  such  holder's right to receive such additional  shares  of Common Stock and cash, other capital stock or securities,

if  any,  upon  the  occurrence  of  the  event  requiring  such  adjustment.

      (m)  Anything  in  this  Section  11  to the contrary notwithstanding, the

Company  shall  be  entitled  to  make such reductions in the Purchase Price, in addition  to  those adjustments expressly required by this Section 11, as and to the  extent  in their good faith judgment the Board of Directors shall determine to  be  advisable  in  order  that  any

            (i)  consolidation  or  subdivision  of  the  Common  Stock,

            (ii)  issuance  for  cash  of  any  shares  of  Common  Stock,

            (iii)  issuance  for  cash  of  securities  that  by their terms are convertible  into  or  exchangeable  for  shares  of  Common  Stock,

            (iv)  stock  dividends  or

            (v)  issuance  of  rights,  options  or warrants referred to in this

Section  11,  hereafter  made by the Company, shall not be taxable to holders of its  Common  Stock.

      (n)  The  Company  covenants  and  agrees  that,  after the earlier of the

Distribution  Date  or  the  Stock  Acquisition  Date,  it  will  not, except as permitted  by  Sections  23,  24 or 27 hereof, take (or permit any Subsidiary to take)  any  action  if  at  the  time  such  action  is  taken  it is reasonably foreseeable  that  such  action  will  diminish  substantially  or eliminate the benefits  intended  to  be  afforded  by  the  Rights.

      (o)  Anything  in  this  Agreement to the contrary notwithstanding, in the event  that the Company shall at any time after the Record Date and prior to the

Distribution  Date:

            (i)  declare  a  dividend  on the outstanding shares of Common Stock payable  in  shares  of  Common  Stock,

            (ii)  subdivide  the  outstanding  shares  of  Common  Stock,

            (iii)  combine the outstanding shares of Common Stock into a smaller number  of  shares,  or

            (iv)  issue any shares of its capital stock in a reclassification of the outstanding Common Stock, the number of Rights associated with each share of

Common  Stock  then  outstanding,  or  issued  or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each  share  of  Common  Stock  following  any such event shall equal the result obtained  by  multiplying  the  number  of  Rights associated with each share of

Common  Stock  immediately  prior  to  such event by a fraction the numerator of which  shall  be  the  total  number  of  shares  of  Common  Stock  outstanding immediately  prior  to  the occurrence of the event and the denominator of which shall  be  the  total  number  of shares of Common Stock outstanding immediately following  the  occurrence  of  such  event.

SECTION  12.  CERTIFICATE  OF  ADJUSTMENTS.

      Whenever  an  adjustment is made as provided in Sections 11 and 13 hereof,

the  Company  shall

      (a)  promptly  prepare  a  certificate setting forth such adjustment and a brief  statement  of  the  facts  giving  rise  to  such  adjustment,

      (b)  promptly  file with the Rights Agent and with each transfer agent for the  Common  Stock  a  copy  of  such  certificate  and

      (c)  mail a brief summary thereof to each record holder of a Right (or, if prior  to  the  Distribution Date, to each holder of Common Stock) in accordance with  Section  26  hereof.

      Notwithstanding the foregoing sentence, the failure of the Company to give such  notice  shall  not affect the validity of or the force or effect of or the requirement  for  such  adjustment. The Rights Agent shall be fully protected in relying upon any certificate prepared by the Company pursuant to this Section 12 hereof  and  on  any  adjustment therein described and shall not be obligated or responsible  for  calculating  any  adjustment  nor  shall  it be deemed to have knowledge  of any such adjustment unless and until it shall have received such a certificate.

SECTION  13.  CONSOLIDATION,  MERGER  OR  SALE  OR TRANSFER OF ASSETS OR EARNING

            POWER.

      (a)  In  the  event  that,  directly  or indirectly, at any time after the

Section  11(a)(ii)  Event

            (i) the Company shall consolidate with or shall merge into any other

Person,

            (ii)  any  Person  shall  merge  with  and  into the Company and the

Company  shall be the continuing or surviving corporation of such merger and, in connection  with  such  merger, all or part of the Common Stock shall be changed into  or  exchanged for stock or other securities of any other Person (or of the

Company)  or  cash  or  any  other  property,  or

            (iii)  the  Company shall sell or otherwise transfer (or one or more of  its  Subsidiaries  shall  sell  or  otherwise  transfer),  in  one  or  more transactions,  assets or earnings power aggregating 50% or more of the assets or earning  power  of  the  Company  and its Subsidiaries (taken as a whole) to any other Person (other than the Company or one or more wholly owned Subsidiaries of the  Company),  then  upon  the first occurrence of such event, proper provision shall  be  made  so  that:

                  (A)  each  holder  of  a  Right  (other than Rights which have become  void  pursuant  to  Section  11(a)(ii)  hereof)  shall  thereafter have  the  right  to  receive,  upon  the  exercise  thereof  at  the  Purchase

Price  (as  theretofore  adjusted  in  accordance  with  Section  11 hereof), in accordance  with  the  terms  of  this Agreement and in lieu of shares of Common

Stock  of the Company, such number of validly authorized and issued, fully paid,

nonassessable  and freely tradable shares of Common Stock of the Principal Party

(as  such  term is hereinafter defined), not subject to any liens, encumbrances,

rights  of  first  refusal  or  other  adverse claims, as shall equal the result obtained  by  dividing the Purchase Price (as theretofore adjusted in accordance with  Section  11  hereof)  by  50% of the current per share market price of the

Common  Stock  of  such  Principal  Party  (determined pursuant to Section 11(d)

hereof)  on  the  date  of  consummation  of such consolidation, merger, sale or transfer; PROVIDED, HOWEVER, that the Purchase Price (as theretofore adjusted in accordance  with  Section 11 hereof) and the number of shares of Common Stock of such  Principal Party so receivable upon exercise of a Right shall be subject to further  adjustment  as  appropriate  in accordance with Section 11(f) hereof to reflect  any  events  occurring in respect of the Common Stock of such Principal

Party  after  the  occurrence  of  such consolidation, merger, sale or transfer;

                  (B)  such  Principal Party shall thereafter be liable for, and shall  assume,  by  virtue  of  such  consolidation,  merger,  sale  or transfer,  all  the  obligations  and  duties  of  the  Company  pursuant  to this  Rights  Agreement;

                  (C)  the term "COMPANY" shall thereafter be deemed to refer to such  Principal  Party;  and

                  (D) such Principal Party shall take such steps (including, but not  limited  to, the reservation of a sufficient number of its shares of Common

Stock  in accordance with Section 9 hereof) in connection with such consummation of any such transaction as may be necessary to assure that the provisions hereof shall  thereafter  be applicable, as nearly as reasonably may be, in relation to the  shares  of its Common Stock thereafter deliverable upon the exercise of the

Rights;  provided  that,  upon  the  subsequent occurrence of any consolidation,

merger, sale or transfer of assets or other extraordinary transaction in respect of  such  Principal Party, each holder of a Right shall thereupon be entitled to receive,  upon exercise of a Right and payment of the Purchase Price as provided in  this  Section  13(a), such cash, shares, rights, warrants and other property which  such  holder  would have been entitled to receive had such holder, at the time  of  such  transaction,  owned  the  Common  Stock  of  the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such

Principal  Party  shall  take  such  steps  (including,  but  not  limited  to,

reservation  of  shares  of  stock) as may be necessary to permit the subsequent exercise of Rights in accordance with the terms hereof for such cash, shares,

rights,  warrants  and  other  property.

      (b)   "PRINCIPAL  PARTY"  shall  mean

            (i)  in  the case of any transaction described in clause (i) or (ii)

of  the  first  sentence  of  Section  13(a)  hereof:

                  (A) the Person that is the issuer of the securities into which shares  of  Common  Stock  of  the  Company  are  converted  in  such  merger or consolidation, or, if there is more than one such issuer, the  issuer the Common

Stock of which has the greatest aggregate market  value of shares outstanding or

                  (B)  if  no  securities  are  so  issued,

                  (x)  the Person that is the other party to the merger, if such

Person  survives  the  merger,  or,  if  there  is  more  than  one  such

Person,  the  Person the Common Stock of which has the greatest aggregate market value  of  shares  outstanding,  or

                  (y)  if  the Person that is the other party to the merger does not  survive  the merger, the Person that does survive the merger (including the

Company  if  it  survives),  or

                  (z)  the  Person  resulting  from  the  consolidation;  and

            (ii) in the case of any transaction described in clause (iii) of the first  sentence  of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction  or  transactions,  or,  if  each  Person  that  is  a party to such transaction  or  transactions receives the same portion of the assets or earning power  so  transferred  or  if  the Person receiving the greatest portion of the assets  or  earning  power cannot be determined, whichever of such Persons as is the  issuer of Common Stock having the greatest aggregate market value of shares outstanding; PROVIDED, HOWEVER, that in any such case described in the foregoing clause  (b)(i)  or  (b)(ii),

                  (A)  if the Common Stock of such Person is not at such time or has  not  been  continuously  over  the  preceding  12-month  period registered  under  Section  12  of  the  Exchange  Act,  and  if  such  Person is  a  direct or indirect Subsidiary of another Person the Common Stock of which is  and  has  been so registered, the term "PRINCIPAL PARTY" shall refer to such other  Person,  or

                  (B) if such Person is a Subsidiary, directly or indirectly, of more  than  one  Person,  the Common Stocks of all of which are and have been so registered,  the term "PRINCIPAL PARTY" shall refer to whichever of such Persons is  the issuer of the Common Stock having the greatest aggregate market value of shares  outstanding,  or

                  (C)  if  such  Person  is  owned, directly or indirectly, by a joint  venture  formed  by  two  or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (A) and (B) above shall  apply  to  each of the owners having an interest in the venture as if the

Person  owned by the joint venture was a Subsidiary of both or all of such joint venturers,  and the Principal Party in each such case shall bear the obligations set  forth  in  this Section 13 in the same ratio as its interest in such Person bears  to  the  total  of  such  interests.

      (c)  The  Company  shall not consummate any consolidation, merger, sale or transfer  referred  to  in Section 13(a) hereof unless prior thereto the Company and  the  Principal  Party involved therein shall have executed and delivered to the  Rights Agent an agreement confirming that the requirements of Section 13(a)

and  (b)  hereof  shall promptly be performed in accordance with their terms and that  such consolidation, merger, sale or transfer of assets shall not result in a  default  by  the  Principal Party under this Agreement as the same shall have been  assumed  by  the Principal Party pursuant to Sections 13(a) and (b) hereof and  providing  that,  as  soon  as  practicable  after executing such agreement pursuant  to  this  Section  13,  the  Principal  Party  will:

            (i)  prepare  and file a registration statement under the Securities

Act,  if  necessary, with respect to the Rights and the offering and sale of the securities  purchasable  upon exercise of the Rights on an appropriate form, use its  best  efforts  to  cause such registration statement to become effective as soon  as  practicable  after  such filing and use its best efforts to cause such registration  statement  to  remain  effective  (with  a prospectus at all times meeting  the  requirements of the Securities Act) until the Expiration Date, and similarly  comply  with  applicable  state  securities  laws;

            (ii)  use  its  best  efforts,  if the Common Stock of the Principal

Party  shall  be  listed on a national securities exchange, to list (or continue the  listing  of) the Rights and the securities purchasable upon exercise of the

Rights  on  such  securities  exchange and, if the Common Stock of the Principal

Party shall not be listed on a national securities exchange, to cause the Rights and  the  securities  purchasable  upon exercise of the Rights to be reported by

Nasdaq  or  such  other  system  as  may  then  be  in  use;

            (iii)  deliver  to  holders  of  the  Rights  historical  financial statements  for  the  Principal  Party  that  comply  in  all  respects with the requirements  for  registration  on  Form  10  (or any successor form) under the

Exchange  Act;  and

            (iv)  obtain  waivers  of  any rights of first refusal or preemptive rights  in  respect of the shares of Common Stock of the principal Party subject to  purchase  upon  exercise  of  outstanding  Rights.

      In  the  event  that  any  of  the transactions described in Section 13(a)

hereof  shall  occur,  the  Rights  which  have  not  theretofore been exercised pursuant  to  either  Section  7 or Section 11(a)(ii) hereof shall thereafter be exercisable  only  in  the  manner  described  in  Section  13(a)  hereof.

      (d)  Furthermore,  in  case the Principal Party that is to be a party to a transaction  referred  to  in  this  Section  13  has  provision  in  any of its authorized  securities  or  in  its  Certificate or Articles of Incorporation or

Bylaws  or  other  instrument  governing  its corporate affairs, which provision would  have  the  effect  of

            (i)  causing such Principal Party to issue (other than to holders of

Rights pursuant to this Section 13), in connection with, or as a consequence of,

the  consummation  of  a  transaction  referred to in this Section 13, shares of

Common  Stock of such Principal Party at less than the then Current Market Price per  share  (determined  pursuant  to  Section  11(d)  hereof)  or  securities exercisable  for,  or  convertible into, Common Stock of such Principal Party at less  than  such  then  Current  Market  Price,  or

            (ii) providing for any special payment, tax or similar provisions in connection  with  the  issuance  of  the  Common  Stock  of such Principal Party pursuant  to  the  provisions  of  Section  13, then, in such event, the Company hereby  agrees  with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed  and  delivered  to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled,

waived  or amended, or that the authorized securities shall be redeemed, so that the  applicable  provision  will  have  no  effect  in  connection with, or as a consequence  of,  the  consummation  of  the  proposed  transaction.

      (e)  The Company covenants and agrees that it shall not, at any time after the  occurrence  of a Section 11(a)(ii) Event, enter into any transaction of the type  contemplated  by  clauses  (i)  through  (iii) of Section 13(a) hereof if:

                  (x)  at  the  time  of  or  immediately  after  such

                  consolidation,  merger,  sale  or  other

                  transaction  there  are  any  rights,  warrants

                  or  other  instruments  or  securities

                  outstanding  or  agreements  in  effect  that

                  would  substantially  diminish  or  otherwise

                  eliminate  the  benefits  intended  to  be

                  afforded  by  the  Rights;  or

                  (y)  prior  to,  simultaneously  with  or

                  immediately  after  such  consolidation,  merger,

                  sale  or  other  transaction,  the  shareholders

                  of  the  Person  who  constitutes,  or  would

                  constitute,  the  "Principal  Party"  for

                  purposes  of  Section  13(a)  hereof  shall  have

                  received  a  distribution  of  Rights  previously

                  owned  by  such  Person  or  any  of  its  Affiliates

                  or  Associates;  or

                  (z)  the  form  or  nature  of  organization  of  the

                  Principal  Party  would  preclude  or  limit  the

                  exercisability  of  the  Rights.

SECTION  14.  FRACTIONAL  RIGHTS  AND  FRACTIONAL  SHARES.

      (a)  The  Company shall not be required to issue fractions of Rights or to distribute  Right  Certificates which evidence fractional Rights. If the Company shall  not  issue  fractions of Rights, in lieu of such fractional Rights, there shall  be paid to the holders of record of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to  the same fraction of the then current market value of a whole Right. For the purposes  of  this Section 14(a), the then current market value of a Right shall be  the closing price of the Rights for the Trading Day immediately prior to the date on which fractional Rights would have been issuable, determined in the same manner  as  the  closing  price  of  a share of Common Stock shall be determined pursuant  to  Section  11(d)  hereof.

       (b) Following the occurrence of a Triggering Event, the Company shall not be  required  to  issue fractions of shares of Common Stock upon exercise of the

Rights  or  to distribute certificates that evidence fractional shares of Common

Stock.  In lieu of fractional shares of Common Stock, the Company may pay to the registered  holders  of Right Certificates at the time such Rights are exercised as  herein  provided an amount in cash equal to the same fraction of the current market  value  of one share of Common Stock. For purposes of this Section 14(c),

the current market value of one share of Common Stock shall be the closing price of one share of Common Stock (as determined pursuant to Section 11(d)(i) hereof)

for  the  Trading  Day  immediately  prior  to  the  date  of  such  exercise.

      (c)  The  holder  of a Right by the acceptance of a Right expressly waives his  right  to  receive  any  fractional Right or any fractional share of Common

Stock  or  other  securities  of the Company upon exercise of a Right, except as provided  by  this  Section  14.

SECTION  15.  RIGHTS  OF  ACTION.

      All  rights  of  action  in  respect  of  this Agreement are vested in the respective  holders  of  record  of  the  Right  Certificates (and, prior to the

Distribution Date, the holders of record of the Common Stock); and any holder of record  of  any  Right  Certificate  (or, prior to the Distribution Date, of the

Common  Stock),  without the consent of the Rights Agent or of the holder of any other  Right  Certificate  (or,  prior  to  the Distribution Date, of the Common

Stock),  may,  in his own behalf for his own benefit, enforce, and may institute and  maintain  any  suit,  action or proceeding against the Company or any other

Person  to  enforce,  or  otherwise act in respect of, his right to exercise the

Rights  evidenced by such Right Certificate in the manner provided in such Right

Certificate  and  in  this  Agreement.  Without  limiting  the  foregoing or any remedies  available  to  the  holders of Rights, it is specifically acknowledged that  the  holders  of  Rights  would not have an adequate remedy at law for any breach  of  this  Agreement  and,  accordingly,  that  they  will be entitled to specific  performance  of  the  obligations under, and injunctive relief against actual  or  threatened  violations  of the obligations of any Person subject to,

this  Agreement.

SECTION  16.  AGREEMENT  OF  RIGHT  HOLDERS.

      Every holder of a Right by accepting the same consents and agrees with the

Company  and  the  Rights  Agent  and  with  every other holder of a Right that:

      (a)  prior to the Distribution Date, the Rights will not be evidenced by a

Right  Certificate and will be transferable only in connection with the transfer of  Common  Stock;

      (b)  after  the  Distribution  Date,  the  Right  Certificates  will  be transferable  only  on  the registry books of the Rights Agent if surrendered at the  designated  office  of  the Rights Agent, duly endorsed or accompanied by a proper  instrument  of  transfer;

      (c)  the  Company  and  the  Rights Agent may deem and treat the Person in whose  name  the  Right  Certificate  (or,  prior  to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and  of the Rights evidenced thereby (notwithstanding any notations of ownership or  writing  on the Right Certificate or the associated Common Stock certificate made  by anyone other than the Company or the Rights Agent or the transfer agent of  the  Common  Stock) for all purposes whatsoever, and neither the Company nor the  Rights  Agent  shall  be  affected  by  any  notice  to  the  contrary; and

      (d)  notwithstanding  anything  in this Agreement to the contrary, neither the  Company  nor  the  Rights Agent shall have any liability to any holder of a

Right  or  other  Person  as  a  result  of  its inability to perform any of its obligations  under  this  Agreement  by  reason  of any preliminary or permanent injunction  or  other  order,  decree  or  ruling issued by a court of competent jurisdiction  or  by  a  governmental,  regulatory  or  administrative agency or commission,  or  any statute, rule, regulation or executive order promulgated or enacted  by  any  governmental  authority,  prohibiting or otherwise restraining performance  of  such  obligations;  provided that the Company must use its best efforts  to have any such order, decree or ruling lifted or otherwise overturned as  soon  as  possible.

SECTION  17.  RIGHT  CERTIFICATE  HOLDER  NOT  DEEMED  A  SHAREHOLDER.

      No  holder  of  a  Right,  as  such,  shall  be  entitled to vote, receive dividends  in respect of or be deemed for any purpose to be the holder of Common

Stock  or  any  other securities of the Company that may at any time be issuable upon  the  exercise of the Rights, nor shall anything contained herein or in any

Right  Certificate  be  construed  to  confer  upon  the  holder  of  any  Right

Certificate,  as  such, any of the rights of a shareholder of the Company or any right  to  vote  for  the  election of directors or upon any matter submitted to shareholders  at  any  meeting  thereof,  or  to give or withhold consent to any corporate  action,  or  to receive notice of meetings or other actions affecting shareholders,  or  to receive dividends or subscription rights in respect of any such  stock  or securities, or otherwise, until the Right or Rights evidenced by such  Right  Certificate  shall  have  been  exercised  in  accordance  with the provisions  hereof.

SECTION  18.  CONCERNING  THE  RIGHTS  AGENT.

      (a)  The Company agrees to pay to the Rights Agent reasonable compensation for  all  services rendered by it hereunder and, from time to time, on demand of the  Rights  Agent,  its  reasonable  expenses  and  counsel  fees  and  other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify  the  Rights Agent, its directors, officers, employees and agents for,

and  to  hold  each  of  them  harmless  against, any loss, liability or expense incurred  without  gross negligence, bad faith or willful misconduct on the part of  the Rights Agent for anything done or omitted to be done by the Rights Agent or  such  other  indemnified  party  in  connection  with  the  acceptance  and administration of this Agreement or the performance of the Rights Agent's duties hereunder,  including  the  cost  and expenses of defending against any claim of liability  in  the  premises.

      (b)  The  Rights Agent shall be protected and shall incur no liability for or  in respect of any action taken, suffered or omitted by it in connection with its  administration  of  this Agreement or the performance of the Rights Agent's duties hereunder, in reliance upon any Right Certificate, certificate for Common

Stock  or other securities of the Company, instrument of assignment or transfer,

power  of  attorney, endorsement, affidavit, letter, notice, direction, consent,

certificate,  statement  or other paper or document believed by it to be genuine and  to  be  signed,  executed  and,  where  necessary,  guaranteed, verified or acknowledged,  by  the  proper  Person  or  Persons.

      (c) The indemnity provided in this Section 18 shall survive the expiration of  the  Rights,  the  resignation  or  removal  of  the  Rights  Agent  and the termination  of  this  Agreement.

SECTION  19.  MERGER,  CONSOLIDATION  OR  CHANGE  OF  NAME  OF  RIGHTS  AGENT.

      (a)  Any  corporation  into which the Rights Agent or any successor Rights

Agent  may  be  merged  or with which it may be consolidated, or any corporation resulting  from  any  merger  or  consolidation to which the Rights Agent or any successor  Rights  Agent  shall be a party, or any corporation succeeding to the corporate  trust or stock transfer business of the Rights Agent or any successor

Rights  Agent,  shall  be the successor to the Rights Agent under this Agreement without  the  execution or filing of any paper or any further act on the part of any  of the parties hereto; provided that such corporation would be eligible for appointment  as  a  successor  Rights  Agent  under the provisions of Section 21 hereof.  In  case  at  the time such successor Rights Agent shall succeed to the agency  created by this Agreement, any of the Right Certificates shall have been countersigned  but  not delivered, any such successor Rights Agent may adopt the countersignature  of  the  predecessor  Rights  Agent  and  deliver  such Rights

Certificates  so  countersigned,  and  in  case  at  that  time any of the Right

Certificates shall not have been countersigned, any successor Rights Agent or in the  name  of  the  successor  Rights  Agent,  and  in all such cases such Right

Certificates shall have the full force provided in the Right Certificates and in this  Agreement.

      (b)  In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered,  the Rights Agent may adopt the countersignature under its prior name and  deliver  such Right Certificates so countersigned; and in case at that time any  of  the  Right  Certificates  shall not have been countersigned, the Rights

Agent may countersign such Right Certificates either in its prior name or in its changed  name; and in all such cases such Right Certificates shall have the full force  provided  in  the  Right  Certificates  and  in  this  Agreement.

SECTION  20.  DUTIES  OF  RIGHTS  AGENT.

      The  Rights  Agent  undertakes  the duties and obligations imposed by this

Agreement  upon  the following terms and conditions, by all of which the Company and  the  holders  of  Right Certificates, by their acceptance thereof, shall be bound:

      (a)  The  Rights  Agent  may  consult with legal counsel (who may be legal counsel  for  the  Company),  and the advice or opinion of such counsel shall be full  and  complete  authorization  and protection to the Rights Agent as to any action  taken  or omitted to be taken by it in good faith and in accordance with such  advice  or  opinion.

      (b)  Whenever  in  the  performance of its duties under this Agreement the

Rights  Agent  shall  deem  it  necessary  or  desirable that any fact or matter

(including  without  limitation  the  identity  of  any Acquiring Person and the determination  of  Current Market Price) be proved or established by the Company prior  to  taking  or  suffering  to be taken any action hereunder, such fact or matter  (unless  other  evidence  in  respect  thereof  be  herein  specifically prescribed)  may  be  deemed  to  be  conclusively  proved  and established by a certificate  signed  by  the  Chairman  of  the  Board, the President, the Chief

Executive  Officer,  any  Vice  President  or  the  Secretary of the Company and

delivered  to the Rights Agent, and such certificate shall be full authorization to  the  Rights Agent for any action taken or suffered to be taken in good faith by  it under the provisions of this Agreement in reliance upon such certificate.

      (c)  The  Rights  Agent  shall  be liable hereunder only for its own gross negligence,  bad  faith  or  willful  misconduct.

      (d)  The  Rights  Agent shall not be liable for or by reason of any of the statements  of  fact  or  recitals  contained  in this Agreement or in the Right

Certificates  (except its countersignature thereof) or be required to verify the same,  but all such statements and recitals are and shall be deemed to have been made  by  the  Company  only.

      (e)  The Rights Agent shall not (i) be responsible for (A) the validity of this  Agreement  or  the execution and delivery hereof (except the due execution hereof  by  the  Rights  Agent)  or  the  validity  or  execution  of  any Right

Certificate (except its countersignature thereof), (B) any breach by the Company of  any  covenant  or  condition  contained  in  this  Agreement or in any Right

Certificate,  (C)  any adjustment required under the provisions of Section 11 or

13  hereof  or  (D)  the  manner, method or amount of any such adjustment or the ascertaining  of  the  existence of facts that would require any such adjustment

(except  with  respect to the exercise of Rights evidenced by Right Certificates after  actual  notice  of  any  such adjustment) or (ii) by any act hereunder be deemed  to  make  any  representation  or  warranty  as  to the authorization or reservation  of  any  shares  of  Common  Stock  to  be  issued pursuant to this

Agreement  or  any Right Certificate or as to whether any shares of Common Stock will,  when  issued,  be  validly  authorized  and  issued,  fully  paid  and nonassessable.

      (f)  The  Company  agrees  that  it will perform, execute, acknowledge and deliver  or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by  the  Rights  Agent for the carrying out or performing by the Rights Agent of the  provisions  of  this  Agreement.

      (g)  The  Rights  Agent  is  hereby  authorized  and  directed  to  accept instructions  with  respect  to the performance of its duties hereunder from the

Chairman  of  the  Board,  the  President, the Chief Executive Officer, any Vice

President,  or  the  Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for  any  action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer, or for any delay in acting while awaiting instructions.  Any application by the Rights Agent for written instructions from the  Company  may,  at  the option of the Rights Agent, set forth in writing any action  proposed to be taken or omitted by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be  effective.  The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not  be  less  than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in  writing  to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken  or  omitted.

      (h) The Rights Agent and any shareholder, director, officer or employee of the  Rights Agent may buy, sell or deal in any of the Rights or other securities of  the Company or become pecuniarily interested in any transaction in which the

Company  may  be  interested,  or  contract with or lend money to the Company or otherwise  act  as fully and freely as though it were not the Rights Agent under this  Agreement.  Nothing  herein shall preclude the Rights Agent from acting in any  other  capacity  for  the  Company  or  for  any  other  entity.

      (i)  The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its  attorneys  or  agents,  and  the  Rights  Agent  shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents  or  for  any  loss  to the Company resulting from any such act, default,

neglect  or misconduct; provided that the Rights Agent was not grossly negligent in  the  selection  thereof.

      (j)  No  provision  of  this  Agreement  shall require the Rights Agent to expend  or  risk its own funds or otherwise incur any financial liability in the performance  of  any of its duties hereunder or in the exercise of its rights if there  shall be reasonable grounds for believing that repayment of such funds or adequate  indemnification  against  such  risk  or  liability  is not reasonably assured  to  it.

      (k)  If,  with  respect to any Right Certificate surrendered to the Rights

Agent  for  exercise  or  transfer,  the  certificate  contained  in the form of election to purchase or the form of assignment set forth on the reverse thereof,

as  the  case  may be, has either not been completed or indicates an affirmative response  to  clause 1 or 2 thereof, the Rights Agent shall not take any further action  with  respect  to  such  requested  exercise  or  transfer without first consulting  with  the  Company.

      (l)  The  Rights  Agent undertakes only the express duties and obligations imposed  on  it  by this Agreement and no implied duties or obligations shall be read  into  this  Agreement  against  the  Rights  Agent.

      (m)  Anything  in this Agreement to the contrary withstanding, in no event shall  the Rights Agent be liable for special, indirect or consequential loss or damage  of  any  kind  whatsoever  (including  but not limited to lost profits).

SECTION  21.  CHANGE  OF  RIGHTS  AGENT.

      (a)  The  Rights  Agent  or  any  successor Rights Agent may resign and be discharged  from its duties under this Agreement upon 30 days' notice in writing mailed  to  the  Company  and  to  each  transfer  agent  of the Common Stock by registered  or  certified  mail, and to the holders of the Right Certificates by first-class  mail.  The  Company  may  remove  the Rights Agent or any successor

Rights  Agent (with or without cause) upon 30 days' notice in writing, mailed to the  Rights  Agent  or  successor  Rights Agent, as the case may be, and to each transfer  agent  of the Common Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign  or be removed or shall otherwise become incapable of acting, the Company shall  appoint  a  successor  to the Rights Agent. Notwithstanding the foregoing provisions of this Section 21, in no event shall the resignation or removal of a

Rights  Agent  be  effective  until  a  successor  Rights  Agent shall have been appointed  and have accepted such appointment. If the Company shall fail to make such  appointment  within a period of 30 days after such removal or after it has been  notified  in writing of such resignation or incapacity by the resigning or incapacitated  Rights  Agent or by the holder of a Right Certificate (who shall,

with  such  notice, submit his Right Certificate for inspection by the Company),

then the incumbent Rights Agent or the holder of record of any Right Certificate may  apply  to  any court of competent jurisdiction for the appointment of a new

Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such  a  court,  shall  be

            (i) a corporation organized and doing business under the laws of the

United  States or any State thereof, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision  or  examination  by federal or state authority and which has at the time  of  its  appointment  as Rights Agent a combined capital and surplus of at least  $10,000,000  or

            (ii)  an  Affiliate  controlled by a corporation described in clause

(i)  of  this  sentence.

      (b) After appointment, the successor Rights Agent shall be vested with the same  powers,  rights,  duties and responsibilities as if it had been originally named  as  Rights  Agent without further act or deed, but the predecessor Rights

Agent  shall  deliver and transfer to the successor Rights Agent any property at the  time  held  by it hereunder, and execute and deliver any further assurance,

conveyance,  act or deed necessary for the purpose. Not later than the effective date  of  any  such appointment the Company shall file notice thereof in writing with  the  predecessor Rights Agent and each transfer agent of the Common Stock,

and  mail  a  notice  thereof  in writing to the registered holders of the Right

Certificates.  The failure to give any notice required by this Section 21 or any defect  therein  shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the  case  may  be.

SECTION  22.  ISSUANCE  OF  NEW  RIGHT  CERTIFICATES.

      Notwithstanding  any  of the provisions of this Agreement to the contrary,

the  Company  may, at its option, issue new Right Certificates evidencing Rights in  such  form  as  may  be  approved  by  the Board of Directors to reflect any adjustment  or  change  in the Purchase Price and the number or kind or class of shares  of  stock  or  other  securities or property purchasable under the Right

Certificates  made  in  accordance  with  the  provisions  of this Agreement. In addition,  in  connection  with  the  issuance or sale of shares of Common Stock following  the  Distribution  Date  and  prior  to  a  Triggering  Event  or the redemption  or expiration of the Rights, the Company may, with respect to shares of  Common  Stock  so  issued or sold pursuant to the exercise of employee stock options  or  under  any  employee  plan  or  arrangement,  or upon the exercise,

conversion  or exchange of securities hereafter issued by the Company, or in any other  case, if deemed necessary or appropriate by the Board of Directors, issue

Right  Certificates  representing the appropriate number of Rights in connection with  such  issuance  or  sale;  provided  that

            (i)  no such Right Certificate shall be issued if, and to the extent that,  the Company shall be advised by counsel that such issuance would create a significant  risk  of  material  adverse  tax consequences to the Company or the

Person  to  whom  such  Right  Certificate  would  be  issued,  and

            (ii) no such Right Certificate shall be issued if, and to the extent that,  appropriate  adjustment  shall  otherwise  have  been made in lieu of the issuance  thereof.

SECTION  23.  REDEMPTION.

      (a)  The  Board  of Directors may, at its option, at any time prior to the earlier  of

            (i)  the  first  occurrence  of  a  Section  11(a)(ii)  Event,  and

            (ii)  the  Close  of  Business  on  the  Expiration  Date,

cause  the  Company  to redeem all but not less than all of the then outstanding

Rights  at  a  redemption  price  of  $0.001  per  Right,  as such amount may be appropriately  adjusted  to  reflect  any stock split, stock dividend or similar transaction  occurring  after  the  date  hereof  (such  redemption  price being hereinafter  referred  to  as  the  "REDEMPTION  PRICE").

      (b) Immediately upon the effective time of the redemption of the Rights as specified by the action of the Board of Directors ordering the redemption of the

Rights,  and  without  any  further  action and without any notice, the right to exercise  the Rights will terminate and the only right thereafter of the holders of  Rights  shall  be  to  receive  the  Redemption  Price, without any interest thereon.  Promptly  after  the effective time of the redemption of the Rights as specified by the action of the Board of Directors ordering the redemption of the

Rights,  the  Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses  as  they appear upon the registry books of the Rights Agent or, prior to  the  Distribution  Date,  on the registry books of the transfer agent of the

Common  Stock. Any notice which is mailed in the manner provided herein shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption  will state the effective time of the redemption, the method by which the  payment of the Redemption Price will be made and the time for such payment.

The  failure  to  give  any  notice required by this Section 23(b) or any defect therein  shall  not  affect  the legality or validity of the action taken by the

Company.

SECTION  24.  EXCHANGE.

      (a) The Board of Directors may, at its option, at any time after the first occurrence  of  a  Section  11(a)(ii)  Event,  exchange  all or part of the then outstanding  and  exercisable  Rights  (which shall not include Rights that have become  void  pursuant to the provisions of Section 11(a)(ii) hereof) for shares of  Common  Stock  at  an  exchange ratio of one share of Common Stock per Right

(such  exchange  ratio  being  hereinafter referred to as the "EXCHANGE RATIO").

Notwithstanding  the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than an Exempt Person),

together  with  all  Affiliates  and  Associates  of  such  Person,  becomes the

Beneficial  Owner  of  50%  or  more  of  the  Common  Stock  then  outstanding.

      (b)  Immediately  upon the effective time of the exchange of the Rights as specified  by  the action of the Board of Directors ordering the exchange of any

Rights  pursuant  to  Section  24(a)  hereof  and without any further action and without  any  notice,  the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied  by the Exchange Ratio. The Company shall promptly give notice of any such  exchange; provided that the failure to give, or any defect in, such notice shall  not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice that  is  mailed in the manner herein provided shall be deemed given, whether or not  the holder receives the notice. Each such notice of exchange will state the method  by  which  the  exchange  of  shares  of Common Stock for Rights will be effected  and,  in  the event of any partial exchange, the number of Rights that will  be exchanged. Any partial exchange shall be effected pro rata based on the number  of  Rights  (other  than  Rights  which have become void pursuant to the provisions  of  Section  11(a)(ii)  hereof)  held  by  each  holder  of  Rights.

      (c) In the event that there shall not be sufficient shares of Common Stock issued  but not outstanding or authorized but unissued to permit any exchange of

Rights  as  contemplated  by  this  Section  24, the Company shall take all such action  as  may  be necessary to authorize additional shares of Common Stock for issuance  upon  exchange  of  the  Rights.

      (d)  In  any  exchange pursuant to Section 24(a) hereof, the Company shall not  be  required  to issue fractions of shares of Common Stock or to distribute certificates  that  evidence  fractional shares of Common Stock. In lieu of such fractional  shares  of  Common  Stock,  the  Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of

Common  Stock  would  otherwise  be issuable an amount in cash equal to the same fraction  of  the current market value of a whole share of Common Stock. For the purposes  of  this  Section  24(d), the current market value of a whole share of

Common  Stock  shall  be the Current Market Price of a share of Common Stock (as determined  pursuant  to the second sentence of Section 11(d)(i) hereof) for the

Trading  Day immediately prior to the date of exchange pursuant to Section 24(a)

hereof.

SECTION  25.  NOTICE  OF  PROPOSED  ACTIONS.

      (a)   In case the Company,  after the earlier of the Distribution  Date or the  Stock  Acquisition  Date,  shall  propose  to

            (i)  effect  any of the transactions referred to in Section 11(a)(i)

hereof  or  to pay any dividend to the holders of record of Common Stock payable in stock of any class or to make any other distribution to the holders of record of  Common  Stock  (other  than  a  regular  quarterly  cash  dividend),  or

            (ii)  offer  to  the  holders  of  record  of  Common Stock options,

warrants, or other rights to subscribe for or to purchase shares of Common Stock

(including  any  security  convertible into or exchangeable for Common Stock) or shares  of  stock  of  any  class  or  any  other securities, options, warrants,

convertible  or  exchangeable  securities  or  other  rights,  or

            (iii)  effect  any  reclassification  of  the  Common  Stock  or any recapitalization  or  reorganization  of  the  Company,  or

            (iv)  to  effect  the  liquidation, dissolution or winding up of the

Company,

then,  in  each  such case, the Company shall give to each holder of record of a

Right Certificate, in accordance with Section 26 hereof, notice of such proposed action, which shall specify the record date for the purposes of such transaction referred  to  in Section 11(a)(i), or such dividend or distribution, or the date on  which  such reclassification, recapitalization, reorganization, liquidation,

dissolution  or  winding up is to take place and the record date for determining participation therein by the holders of record of Common Stock, if any such date is  to  be  fixed,  and  such notice shall be so given in the case of any action covered  by  clause  (i) or (ii) above at least 10 days prior to the record date for  determining  holders of record of common Stock for purposes of such action,

and  in the case of any such other action, at least 10 days prior to the date of the  taking  of such proposed action or the date of participation therein by the holders  of  record of Common Stock, whichever shall be the earlier. The failure to  give  any notice required by this Section 25 or any defect therein shall not affect  the  legality or validity of the action taken by the Company or the vote upon  any  such  action.

      (b)  If  a Section 11(a)(ii) Event shall occur, then the Company shall, as soon  as  practicable  thereafter,  give to each holder of Rights, in accordance with  Section  26 hereof, a notice of the occurrence of such event, which notice shall  describe  such event and the consequences of such event to the holders of

Rights  under  Section  11(a)(ii)  hereof.

      (c)  In  case any of the transactions referred to in Section 13 hereof are proposed,  then,  in  any  such  case,  the Company shall give to each holder of

Rights,  in  accordance  with  Section 26 hereof, notice of the proposal of such transaction  at  least  10  days  prior  to consummating such transaction, which notice  shall  specify  the  proposed event and the consequences of the event to holders  of  Rights.

SECTION  26.  NOTICES.

      Notices or demands authorized by this Agreement to be given or made by the

Rights  Agent or by the holder of record of any Right Certificate or Right to or on  behalf  of  the  Company  shall  be  sufficiently  given  or made if sent by first-class  mail, postage prepaid, addressed (until another address is filed in writing  with  the  Rights  Agent)  as  follows:

                 CompuMed,  Inc.

                 5777  West  Century  Blvd.,  Suite  1285

                 Los  Angeles,  CA  90045

      Subject  to  the  provisions  of  Section  21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of  record  of any Right Certificate or Right to or on the Rights Agent shall be sufficiently  given  or  made  if  sent  by  first-class  mail, postage prepaid,

addressed  (until  another  address  is  filed  in  writing with the Company) as follows:

                 Computershare

                 1745  Gardena  Avenue

                 Glendale,  CA  91204-2991

      Notices or demands authorized by this Agreement to be given or made by the

Company  or the Rights Agent to the holder of record of any Right Certificate or

Right  shall  be sufficiently given or made if sent by first-class mail, postage prepaid,  addressed  to  such holder at the address of such holder as it appears upon  the registry books of the Rights Agent or, prior to the Distribution Date,

on  the  registry  books  of  the  transfer  agent  of  the  Common  Stock.

SECTION  27.  SUPPLEMENTS  AND  AMENDMENTS.

      For  as  long  as the Rights are redeemable, and except as provided in the last  sentence  of  this  Section  27, the Company may, in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders  of  the Rights or the Common Stock. At any time when the Rights are not redeemable,  and except as provided in the last sentence of this Section 27, the

Company may, and the Rights Agent shall if the Company so directs, supplement or amend  this  Agreement without the approval of any holders of Right certificates in  order  to:

      (a)  cure  any  ambiguity;

      (b)  correct  or  supplement  any  provision  contained herein that may be defective  or  inconsistent  with  any  other  provisions  herein;  or

      (c)  change  or supplement the provisions hereunder in any manner that the

Company  may  deem  necessary  or  desirable;

provided  that  no  such  supplement  or  amendment  shall  adversely affect the interests  of  the holders of Right Certificates as such; and provided that this

Agreement  may  not  be  so  supplemented  or  amended  to:

            (i)  lengthen  a  time  period  relating  to  when the Rights may be redeemed  or  this  Agreement amended at the sole and absolute discretion of the

Company  at  such  time  as  the  Rights  are  not  redeemable;  or

            (ii)  lengthen  or  shorten  any  other  time  period  unless  such lengthening  or  shortening  of  such  other  time  period is for the purpose of protecting,  enhancing  or  clarifying  the  rights  of, or the benefits to, the holders  of  Rights  as such (other than any Acquiring Person or an Affiliate or

Associate  of  such  an  Acquiring  Person).

      Upon  the  delivery  of  a certificate from an officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment.

Notwithstanding  anything  contained  in  this  Agreement  to  the  contrary, no supplement  or  amendment shall be made that changes the Redemption Price or the number  of  one  one-thousandth  of a share of Common Stock for which a Right is exercisable; and no supplement or amendment that changes the rights or duties of the  Rights Agent under this Agreement shall be effective without the consent of the  Rights  Agent.

SECTION  28.  SUCCESSORS.

      All  of  the  covenants  and  provisions  of  this Agreement by or for the benefit  of  the Company or the Rights Agent shall bind and inure to the benefit of  their  respective  successors  and  assigns  hereunder.

      Nothing in this Agreement shall be construed to give any Person other than the  Company,  the  Rights  Agent  and  the  registered  holders  of  the Rights

Certificates  (and,  prior to the Distribution Date, the Common Stock) any legal or  equitable  right,  remedy  or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the  holders of record of the Right Certificates (and, prior to the Distribution

Date,  the  Common  Stock).

SECTION  30.  CHOICE  OF  LAW.

      This Agreement and each Right Certificate issued hereunder shall be deemed to  be  a  contract  made  under  the  laws of the State of Delaware and for all purposes  shall be governed by and construed in accordance with the laws of such state  applicable  to  contracts  to  be made and performed entirely within such state.

SECTION  31.  COUNTERPARTS.

      This Agreement may be executed in any number of counterparts, each of such counterparts  shall  for  all purposes be deemed to be an original, and all such counterparts  shall  together  constitute  but  one  and  the  same  instrument.

SECTION  32.  DESCRIPTIVE  HEADINGS.

      Descriptive  headings  of  the  several  sections  of  this  Agreement are inserted  for  convenience  only  and shall not control or affect the meaning or construction  of  any  of  the  provisions  hereof.

SECTION  33.  SEVERABILITY.

      If  any  provision  of  this  Agreement  is held to be illegal, invalid or unenforceable  under  present  or  future laws effective during the term hereof,

such  provision  shall  be fully severable and this Agreement shall be construed and  enforced  as  if  such  illegal,  invalid  or unenforceable provision never comprised  a  part  hereof;  and the remaining provisions hereof shall remain in full  force  and  effect  and  shall  not be affected by the illegal, invalid or unenforceable  provision  or  by its severance herefrom. Furthermore, in lieu of such  illegal,  invalid  or  unenforceable  provision,  there  shall  be  added automatically  as  part of this Agreement a provision as similar in its terms to such  illegal,  invalid  or  unenforceable  provision  as may be possible and be legal,  valid  and  enforceable.

SECTION  34.  DETERMINATIONS  AND  ACTIONS  BY  THE  BOARD  OF  DIRECTORS.

      The  Board  of Directors of the Company shall have the exclusive power and authority  to  administer  this  Agreement and to exercise the rights and powers specifically granted to the Board of Directors of the Company or to the Company,

or  as  may  be  necessary or advisable in the administration of this Agreement,

including,  without  limitation,  the  right  and  power  to  (i)  interpret the provisions  of this Agreement, and (ii) make all determinations deemed necessary or  advisable  for  the  administration  of  this  Agreement (including, without limitation,  a determination to redeem or not redeem the Rights or to amend this

Agreement).  All  such actions, calculations, interpretations and determinations

(including,  for purposes of clause (y) below, all omissions with respect to the foregoing)  that  are  done  or made by the Board of Directors of the Company in good faith shall (x) be final, conclusive and binding on the Company, the Rights

Agent,  the  holders  of the Rights, as such, and all other parties, and (y) not subject  the  Board  of Directors to any liability to the holders of the Rights.

                            [SIGNATURE  PAGE  FOLLOWS]

      IN  WITNESS  WHEREOF,  the parties hereto have caused this Agreement to be duly  executed,  all  as  of  the  day  and  year  first  above  written.

     CompuMed,  Inc.

     By:

             ---------------------------------

     Name:   Maurizio Vecchione

             ---------------------------------

     Title:  Interim Chief Executive Officer

             ---------------------------------

     Computershare

     By:

             ---------------------------------

     Name:   Neil  T.  Rosso

             ---------------------------------

     Title:  Relationship Manager

             ---------------------------------

     EXHIBIT  A

     ----------

     [Form  of  Right  Certificate]

Certificate  No.  _______     ________  Rights

NOT EXERCISABLE AFTER OCTOBER 28, 2009 OR EARLIER IF REDEEMED OR EXCHANGED.  THE

RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF COMPUMED, INC., AT $0.001 PER

RIGHT  (SUBJECT  TO  ADJUSTMENT) ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.

RIGHTS  ISSUED  TO  OR  BENEFICIALLY  OWNED  BY  A  PERSON  WHO IS OR BECOMES AN

ACQUIRING  PERSON OR AN AFFILIATE OR ASSOCIATE OF SUCH ACQUIRING PERSON (AS SUCH

TERMS  ARE  DEFINED  IN  THE  RIGHTS AGREEMENT) OR, UNDER CERTAIN CIRCUMSTANCES,

TRANSFEREES  THEREOF,  WILL  BECOME VOID AS PROVIDED IN SECTION 11(a)(ii) OF THE

RIGHTS  AGREEMENT  AND  THEREAFTER  MAY  NOT  BE  TRANSFERRED  TO  ANY  PERSON.

     Right  Certificate

     CompuMed,  Inc.

     This  certifies  that  _________________________, or registered assigns, is the  registered  owner  of  the  number of Rights set forth above, each of which entitles  the  owner thereof, subject to the terms, provisions and conditions of the  Rights  Agreement  dated as of October 28, 2005, as the same may be amended from  time  to  time  ("Rights  Agreement"),  between CompuMed, Inc., a Delaware corporation (the "Company"),  and Computershare(the "Rights Agent"), to purchase from the Company at any  time after  the  Distribution  Date (as  that  term  is defined in the Rights Agreement) and  prior to 5:00 P.M. (San Antonio  time)  on

October 28, 2009 at the principal office of the Rights Agent, or  its  successor as Rights  Agent, fully paid and nonassessable shares of Common Stock, par value

$.01  per share ("Stock"), of  the Company at a purchase price of 0.40,  as  the same  may  from time to time be adjusted in accordance with the Rights Agreement the "Purchase Price"), upon presentation and surrender of this Right Certificate with  the  Form  of Election to Purchase duly  executed.  The number  of  Rights evidenced  by this Right Certificate (and the number of shares of  Common  Stock which may be purchased upon exercise hereof)  set  forth above,and  the Purchase

Price set forth above,are the number and Purchase Price as of October  28,  2005.

     As  provided  in the Rights Agreement, the Purchase Price and the number of shares  of  Common  Stock  that may be purchased upon the exercise of the Rights evidenced  by  this Right Certificate are subject to modification and adjustment upon  the happening of certain events and, upon the happening of certain events,

securities other than shares of Common Stock, or other property, may be acquired upon  exercise of the Rights evidenced by this Right Certificate, as provided by the  Rights  Agreement.

     This  Right  Certificate  is  subject  to  all of the terms, provisions and conditions  of  the Rights Agreement, as amended from time to time, which terms,

provisions  and  conditions are incorporated herein by reference and made a part hereof,  and reference to the Rights Agreement is made for a full description of the  rights,  limitations  of  rights, obligations, duties and immunities of the

Rights  Agent,  the  Company  and  the  holders of record of Right Certificates.

Copies  of the Rights Agreement are on file at the principal executive office of the  Company.

     This  Right  Certificate,  with  or  without other Right Certificates, upon surrender  at  the  principal  office  of  the  Rights Agent designated for that purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder of record to purchase the  same  aggregate number of shares of Common Stock as the Rights evidenced by the  Right Certificate or Right Certificates surrendered entitled that holder to purchase.  If  this  Right Certificate is exercised in part, the holder shall be entitled  to  receive, upon surrender hereof, another Right Certificate or Right

Certificates  for  the  number  of  whole  rights  not  exercised.

     Subject  to the provisions of the Rights Agreement, the Rights evidenced by this right Certificate may be (i) redeemed by the Company by action of the Board of  Directors  at  its option at a redemption price of $0.001 per Right, or (ii)

exchanged  by action of the Board of Directors at its option in whole or in part for  shares  of  the  Common  Stock,  par  value $.01 per share, of the Company.

     No fractional shares of Common Stock or other securities of the Company are required to be issued upon the exercise of any Right or Rights evidenced hereby,

and  in lieu thereof, as provided in the Rights Agreement, a cash payment may be made.  As  provided in the Rights Agreement, interests in fractions of shares of

Common  Stock  may,  at  the election of the Company, be evidenced by depository receipts.

     No  holder  of  this Right Certificate shall be entitled to vote or receive dividends  or  be  deemed  for  any purpose the holder of Common Stock or of any other securities of the Company that may at any time be issuable on the exercise hereof,  nor  shall  anything  contained  in  the  Rights Agreement or herein be construed  to  confer  upon  the  holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon  any matter submitted to stockholders at any meeting thereof, or to give or withhold  consent  to  any  corporate action or to receive notice of meetings or other  actions  affecting  stockholders  (except  as  provided  in  the  Rights

Agreement)  or  to receive dividends or subscription rights, or otherwise, until the  Right  or  Rights  evidenced  by  this  Right  Certificate  shall have been exercised  as  provided  in  the  Rights  Agreement.

     This  Right  Certificate  shall  not be valid or obligatory for any purpose until  it  shall  have  been  countersigned  by  the  Rights  Agent.

     The  Board  of  Directors  shall  have the exclusive power and authority to administer  the  Rights  Plan  in  accordance  with  the Rights Agreement and to exercise the rights and powers specifically granted to the Board of Directors or the  Company,  or  as may be necessary or advisable in the administration of the

Rights  Plan.

                            [Signature Page Follows]


     WITNESS  the  facsimile signature of the proper officers of the Company and its  corporate  seal.

     Dated  as  of  ________________________,  2007.

ATTEST:                              COMPUMED,  INC.

_________________________             By:_______________________________________

Phuong  Dang,  Secretary                    Maurizio Vecchione,

and Principal Financial Officer             Interim Chief Executive Officer

  and President

COUNTERSIGNED:

__________________________

as  Rights  Agent

By:_______________________

Name:_____________________

Title:____________________

     FORM  OF  ASSIGNMENT

     (To  be  executed  by  the  registered  holder  if  such  holder desires  to  transfer  the  Rights  evidenced  by  this

     Right  Certificate)

     FOR  VALUE  RECEIVED  _______________________________________ hereby sells,

assigns  and  transfers  unto

______________________________________________________

     (Please  print  name  and  address  of  transferee)

_____________________________________________________________________  rights evidenced by this Right Certificate, together with all right, title and interest therein,  and  does  hereby  irrevocably  constitute  and  appoint

______________________  Attorney,  to  transfer  such Rights on the books of the within-named  company,  with  full  power  of  substitution.

Dated:

                           _________________________

                                   Signature

MEDALLION  SIGNATURE  GUARANTEE:

     Signatures  must  be  guaranteed  by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers,

Inc., or a commercial bank or trust company having an office or correspondent in the  United  States.

     The  undersigned  hereby  certifies that the Rights evidenced by this Right

Certificate  are  not  beneficially  owned  by  and  were  not  acquired  by the undersigned  from,  and  are  not  being  assigned to, an Acquiring Person or an

Affiliate  or  Associate  thereof  (as  defined  in  the  Rights  Agreement).

                             _______________________

                                   Signature

     FORM  OF  ELECTION  TO  PURCHASE

     (To  be  executed  by  the  registered  holder  if  such  holder desires  to  exercise  the  Rights  evidenced  by  this

     Right  Certificate.)

To:  CompuMed,  Inc.

     The  undersigned  hereby  irrevocably  elects  to  exercise  _______ Rights evidenced by this Right Certificate to purchase the securities or other property due upon the exercise of such Rights and requests that certificates for any such securities  be  issued  in  the  name  of:

Please  insert  social  security  or  other  identifying  number:

     (Please  print  name  and  address)

If  such  number  of  Rights shall not be all the Rights evidenced by this Right

Certificate  a  new  Rights Certificate for the balance remaining of such Rights shall  be  registered  in  the  name  of  and  delivered  to:

Please  insert  social  security  or  other  identifying  number:

     (Please  print  name  and  address)

Dated:  ________________________

                              _____________________

                                   Signature

MEDALLION  SIGNATURE  GUARANTEE:

     Signatures  must  be  guaranteed  by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers,

Inc., or a commercial bank or trust company having an office or correspondent in the  United  States.

     The  undersigned  hereby  certifies that the Rights evidenced by this Right

Certificate  are  not  beneficially  owned  by,  and  were  not  acquired by the undersigned  from,  an Acquiring Person or an Affiliate or Associate thereof (as defined  in  the  Rights  Agreement).

                           ___________________________

                                   Signature

                                     NOTICE

     The signature in the Form of Assignment or Form of Election to Purchase, as

the case may be, must conform to the name as written upon the face of this Right

Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the  Form  of  Election  to  Purchase, as the case may be, is not completed, the

Company  and  the  Rights  Agent  will  deem  the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or

Associate  thereof  (as  defined in the Rights Agreement) and such Assignment or

Election  to  Purchase  will  not  be  honored.

EXHIBIT B

----------

     UNDER CERTAIN CIRCUMSTANCES AS PROVIDED IN THE RIGHTS AGREEMENT DATED AS OF

OCTOBER  28, 2005 , AS  AMENDED,  BETWEEN  COMPUMED, INC.  AND  COMPUTERSHARE

CORPORATION AS RIGHTS AGENT (THE "RIGHTS AGREEMENT, AS AMENDED"), RIGHTS ISSUED

TO OR BENEFICIALLY OWNED BY A  PERSON  WHO IS OR BECOMES AN ACQUIRING PERSON OR

AN AFFILIATE OR ASSOCIATE OF SUCH  ACQUIRING  PERSON  (AS SUCH TERMS ARE DEFINED

IN THE RIGHTS AGREEMENT, AS AMENDED) OR, UNDER CERTAIN CIRCUMSTANCES, TRANSFEREES

THEREOF, WILL BECOME VOID  AS  PROVIDED IN  SECTION  11(a)(ii)  OF  THE  RIGHTS

AGREEMENT, AS AMENDED,  AND  THEREAFTER  MAY  NOT BE TRANSFERRED  TO  ANY PERSON.

                              SUMMARY OF RIGHTS TO

                              PURCHASE COMMON STOCK

     On  October  28, 2005, the Board of Directors of CompuMed, Inc., a Delaware

corporation  (the  "Company"),  declared  a  dividend  of  one  Right  for  each outstanding share of Common Stock, par value $.01 per share, of the Company (the

"Common  Stock").  The  dividend is payable to holders of record of Common Stock at  the  close  of  business  on August 1, 2005 (the "Record Date").  Each Right entitles  the  registered  holder  to purchase from the Company shares of Common

Stock  at a Purchase Price of $0.40.  The terms and conditions of the Rights are contained  in  a  Rights  Agreement  between the Company and Computershare

Corporation. On March 27, 2007, the Board of Directors of the Company authorized that the Rights Agreement dated October 28, 2005 be amended.  The Amended Rights

Agreement  modified the  terms and  conditions  of the  Rights  Agreement  dated

August 1, 2005 .  On February ____, 2008, the Board of Directors  of the Company

authorized  that the Amended Rights Agreement, dated March 27, 2007, be  further amended  to  include  Boston  Avenue  Capital, LLC and  its  Affiliates  in  the

definition of  an “Exempt Person.” Any terms amended in the Rights Agreement are reflected in this Summary of Rights to Purchase Common Stock.

     As  discussed  below,  initially  the  Rights  will  not  be  exercisable,

certificates for the Rights will not be issued and the Rights will automatically trade  with  the  Common  Stock.

     Until  the  close of business on the earlier of (i) the tenth day following the  public  announcement  that  a  person  or group of affiliated or associated persons  ("Acquiring  Person")  other  than  Boston Avenue Capital, LLC and  its

Affiliates, the  Company, any subsidiary  of the Company or any employee benefit plan or employee stock plan of the Company or of any  subsidiary  of the Company

("Exempt Person") has  acquired, or obtained the  right  to  acquire, beneficial ownership of 35% or more of the outstanding Common Stock(the "Stock  Acquisition

Date") or (ii) the tenth  business day following the  commencement by any person

(other  than  an  Exempt  Person) of, or the announcement   of the  intention to

commence, a  tender  or exchange offer that would result  in  the  ownership  of

35% or more of the outstanding Common Stock(the earlier of such dates in clauses

(i) and (ii) being called the "Distribution Date"),the Rights  will be evidenced,

with respect to any of the Common Stock certificates outstanding as of August 1,

2005, by such Common Stock certificate,together  with  a  copy  of this  Summary of  Rights.

     The  Rights  Agreement  provides  that, until the Distribution Date (or the earlier  redemption or expiration of the Rights), the Rights will be represented by  and  transferred  with,  and  only  with,  the  Common  Stock.  Until  the

Distribution  Date  (or the earlier redemption or expiration of the Rights), new

Common  Stock  certificates  issued  after  the Record Date upon transfer or new issuance  of  shares  of  Common  Stock  will contain a legend incorporating the

Rights  Agreement  by  reference.  Until  the  Distribution Date (or the earlier redemption  or  expiration  of the Rights), the surrender for transfer of any of the  Company's  Common Stock certificates, with or without such legend or a copy of  this  Summary  of Rights, will also constitute the surrender for transfer of the  Rights associated with the Common Stock evidenced by such certificates.  As soon as practicable following the Distribution Date, separate Right Certificates will  be mailed to holders of record of Common Stock at the close of business on the Distribution Date, and thereafter the Right Certificates alone will evidence the  Rights  and  the  Rights  will  be transferable separate and apart from the

Common  Stock.

     The  Rights  are  not  exercisable until the Distribution Date.  The Rights will  expire  at  the  close of business on October 28, 2009, unless redeemed or exchanged  earlier  as  described  below.

     The  Purchase  Price  payable  and  the number of shares of Common Stock or other securities or property issuable upon exercise of the Rights are subject to adjustment  from  time  to  time to prevent dilution (i) in the event of a stock dividend  on,  or  a subdivision, combination or reclassification of, the Common

Stock,  (ii)  upon the grant to holders of the Common Stock of certain rights or warrants  to  subscribe  for Common Stock or convertible securities at less than the  current  market price of the Common Stock or (iii) upon the distribution to holders  of  the  Common Stock of evidences of indebtedness or assets (excluding regular cash dividends and dividends payable in Common Stock) or of subscription rights  or  warrants.

     If any Person (other than an Exempt Person) becomes the beneficial owner of

35%  or  more  of  the then outstanding shares of Common Stock, each holder of a

Right,  other  than  the  Acquiring Person and/or its affiliates, associates and transferees, will have the right to receive, upon payment of the Purchase Price,

a  number  of  shares  of  Common Stock having a market value equal to twice the

Purchase  Price.  In  the  event  that  insufficient  shares of Common Stock are available  for the exercise in full of the Rights, the Company shall, in lieu of issuing  shares of Common Stock upon exercise of Rights, to the extent permitted by  applicable  law  and  any  material  agreements  then in effect to which the

Company  is  a  party,  issue  cash, property or other securities of the Company

(which  may be accompanied by a reduction in the Purchase Price), in proportions determined by the Company, so that the aggregate value of such cash, property or other  securities  received  is  equal  to  twice the Purchase Price.  After the acquisition  of  shares  of  Common Stock by an Acquiring Person as described in this  paragraph,  Rights  that are (or, under certain circumstances, Rights that were)  beneficially  owned  by  an  Acquiring  Person  and/or  its  affiliates,

associates  and  transferees  will  be  void.

     The  Board  of  Directors  may,  at  its option, at any time after a person becomes  an  Acquiring  Person, authorize the Company to exchange all or part of the  then  outstanding  and  exercisable Rights for shares of Common Stock at an exchange  ratio  of one share of Common Stock per Right, provided that the Board of  Directors may not effect such exchange after the time that any Person (other than an Exempt Person) becomes the beneficial owner of 50% or more of the Common

Stock  then  outstanding.  In the event that insufficient shares of Common Stock are  available  for  such  exchange,  the Board of Directors shall take all such action  as may be necessary to authorize such additional shares of Common Stock.

     Unless  the  Rights  are  earlier redeemed, if, after the Stock Acquisition

Date,  the  Company  is  acquired  in a merger or other business combination (in which  any  shares  of  the Common Stock are changed into or exchanged for other securities  or  assets)  or  more than 50% of the assets or earning power of the

Company and its subsidiaries (taken as a whole) is sold or transferred in one or more  transactions,  other  than  a  transfer  to  a lender (or an assignee of a lender)  of  the Company pursuant to material agreements then in effect to which the  Company  is  a  party,  the Rights Agreement provides that proper provision shall  be made so that each holder of record of a Right will from and after that time  have the right to receive, upon payment of the Purchase Price, that number of  shares  of  common stock of the acquiring company which has a current market price  at  the  time  of  such  transaction  equal  to twice the Purchase Price.

     Interests  in  fractions  of shares of Common Stock may, at the election of the  Company,  be  evidenced by depository receipts.  The Company may also issue cash  in  lieu  of  fractional  shares  of  Common  Stock.

     At  any  time  until  a  person  becomes  an Acquiring Person, the Board of

Directors  may cause the Company to redeem the Rights in whole, but not in part,

at  a  price  of  $0.001 per Right, subject to adjustment.  Immediately upon the effective  time of the redemption authorized by the Board of Directors the right to  exercise  the Rights will terminate, and the holders of the Rights will only be  entitled  to  receive  the  redemption  price  without any interest thereon.

     As  long as the Rights are redeemable, the Company may, except with respect to  the  redemption  price  or  the number of shares of Common Stock for which a

Right  is  exercisable,  amend  the  Rights in any manner.  At any time when the

Rights  are  not redeemable, the Company may amend the Rights in any manner that does  not  adversely  affect  the  interests  of  holders of the Rights as such.

     Until  a  Right is exercised, the holder, as such, will have no rights as a stockholder of the Company, including without limitation the right to vote or to receive  dividends.

     The  Board  of  Directors  shall  have the exclusive power and authority to administer  the  Rights  Plan and to exercise the rights and powers specifically granted  to  the  Board  of  Directors or the Company, or as may be necessary or advisable  in  the  administration  of  the  Rights  Plan.

     A  copy  of  the  Rights  Agreement  has been filed with the Securities and

Exchange  Commission  as  an Exhibit to a Registration Statement on Form 8-A.  A

copy  of  the  Rights  Agreement is available free of charge from the Company by written  request  sent  to  5777 West Century Blvd., Suite 1285, Los Angeles, CA

90045, Attn: Secretary.  This summary description of the Rights does not purport to  be  complete  and  is  qualified  in its entirety by reference to the Rights

Agreement,  as  amended from time to time, which is incorporated in this summary description  by  reference.  In  the  event  of  a conflict between this summary description  and  the  Rights  Agreement,  the  Rights  Agreement  will prevail.

CERTIFICATE OF AMENDMENT TO
AMENDED RIGHTS AGREEMENT OF
COMPUMED, INC.

The undersigned certifies that:

1.

The undersigned is the Interim Chief Executive Officer of CompuMed, Inc. (the “Company”), a Delaware corporation.

2.

Section 1.(o) of the Amended Rights Agreement of this Company with Computershare is amended to read as follows:

“ “EXEMPT PERSON" shall mean Boston Avenue Capital, LLC and its Affiliates, the Company, any Subsidiary of the Company, any employee benefit plan or employee stock plan of the Company or of any Subsidiary of the Company, or any person or entity organized, appointed or established for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company.”

3.

The foregoing amendment of Amended Rights Agreement has been duly approved by the Board of Directors of the Company.

4.

The foregoing amendment of the Amended Rights Agreement is in compliance with the terms of Section 27 of the Amended Rights Agreement.

I further declare under penalty of perjury that the matters set forth in this certificate are true and correct of my own knowledge.

DATED: February 15, 2008	__________________________________ Maurizio Vecchione, Interim Chief Executive Officer